UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

STAG Industrial, Inc.

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One Federal Street, 23rd Floor
Boston, Massachusetts 02110
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2026

WHEN Monday, April 27, 2026 1:00 p.m., Eastern Time WHERE Online at: www.virtualshareholdermeeting.com/STAG2026 RECORD DATE Close of business on March 2, 2026
ITEMS OF BUSINESS
1.
the election of 11 directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;

2.
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

3.
the approval, by non-binding vote, of our executive compensation.

To our stockholders:
You are cordially invited to attend the 2026 annual meeting of stockholders of STAG Industrial, Inc., a Maryland corporation, that will be held on April 27, 2026, at 1:00 p.m., Eastern Time, in a virtual-only meeting format. You will be able to attend the annual meeting by visiting www.virtualshareholdermeeting.com/STAG2026. Please follow the instructions in this proxy statement to join the virtual annual meeting.
In addition, stockholders will consider and vote on such other business as may properly come before the annual meeting, including any adjournments or postponements of the meeting.
If you owned shares of our common stock as of the close of business on March 2, 2026, you can vote those shares by proxy or at the virtual annual meeting. Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the internet. On or about March 18, 2026, we expect to mail our stockholders either (i) a copy of this proxy statement, the accompanying proxy card, our annual report, and the notice of internet availability of proxy materials (the “Notice”), or (ii) the Notice only, each in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting and any adjournments or postponements thereof. If you received only the Notice by mail, you will not receive a printed copy of the proxy materials other than as described herein. The Notice contains instructions for how to access our proxy materials over the internet, how to authorize your proxy to vote online, and how to request a paper copy of our proxy materials.
It is very important that your shares be represented and voted at the annual meeting. You may authorize your proxy to vote your shares over the internet as described in the Notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign, and promptly return the proxy card in the self-addressed stamped envelope provided. You also may vote by telephone as described in your proxy card. If you vote your shares over the internet, by mail, or by telephone before the annual meeting, you may nevertheless revoke your proxy and cast your vote at the virtual annual meeting.
By order of the Board of Directors:
JEFFREY M. SULLIVAN
Executive Vice President, General Counsel and Secretary
Boston, Massachusetts
March 18, 2026

2026 ANNUAL MEETING OF STOCKHOLDERS
PROXY SUMMARY
BUSINESS AND FINANCIAL PERFORMANCE HIGHLIGHTS
We are a real estate investment trust (“REIT”) focused on the acquisition, ownership, and operation of industrial properties throughout the United States. Our primary business objective is to own and operate a balanced and diversified industrial real estate portfolio that maximizes cash flows and enhances stockholder value over time. Our business strategy has resulted in a consistent track record of creating strong operational and financial performance and long-term value for our stockholders.
CAPITAL DEPLOYED SINCE IPO IN 2011 $8.9B	TOTAL PURCHASE PRICE OF ACQUISITIONS IN 2025 $457.6M	TOTAL SALES PRICE OF 11 BUILDINGS SOLD IN 2025 $171.0M
BORROWING CAPACITY OF UNSECURED CREDIT FACILITY $1B	LIQUIDITY* (AS OF YEAR END 2025) $749.7M	2025 REVENUE (INCREASE OF 10.1% FROM 2024) $845.2M
OCCUPANCY RATE ON OUR TOTAL PORTFOLIO (AS OF YEAR END 2025) 96.4%	OCCUPANCY RATE ON OUR OPERATING PORTFOLIO (AS OF YEAR END 2025) 97.2%	CUMULATIVE TSR**, 2021-2025 (OUTPERFORMED THE MSCI US REIT INDEX) 43.9%
2025 NET INCOME (INCREASE OF 44.5% FROM 2024) $279.3M	2025 FFO*** (INCREASE OF 6.4% FROM 2024) $487.9M	2025 NOI*** (INCREASE OF 9.9% FROM 2024) $673.4M

*
Liquidity is defined as aggregate undrawn nominal commitments that we could immediately borrow under our unsecured debt instruments in compliance with their financial covenants, plus unrestricted cash.

**
Total stockholder return (“TSR”) is defined as common stock price appreciation plus dividends, assuming reinvestment of dividends into additional shares of common stock.

***
Funds from operations (“FFO”) and net operating income (“NOI”) meet the definition of “non-GAAP financial measures” as set forth in Item 10(e) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”). Please refer to Appendix A attached hereto for an explanation of why we consider these measures and reconciliations of the measures to the nearest measure under generally accepted accounting principles (“GAAP”).

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   1

Executive Compensation Highlights
Below are certain features of our executive compensation program, which reflect our commitment to a pay-for-performance compensation structure:

WE PAY FOR PERFORMANCE
•
Approximately 86% of our Chief Executive Officer’s 2025 compensation was “at risk” compensation and strongly aligned with the interests of stockholders.

•
Annual base salaries are intended to be less than 25% of each named executive officer’s total annual target compensation.

•
We do not guarantee annual base salary increases, but consider increases when merited.

OUR 2025 ANNUAL CASH INCENTIVE BONUSES ENCOURAGED EXECUTIVES TO ACHIEVE SHORT-TERM PERFORMANCE GOALS
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Bonuses are based on Company performance goals (80%) and individual performance goals (20%).

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Our 2025 Company performance goal components were Core FFO per Share (50%), Acquisition Volume (10%), Net Debt to Run Rate Adjusted EBITDAre (10%), and Same Store Cash NOI Growth (10%).

•
We do not guarantee minimum bonuses (bonuses can be zero) or provide uncapped bonuses (bonuses have a max).

OUR 2025 EQUITY AWARDS ENCOURAGE EXECUTIVES TO ACHIEVE LONG-TERM PERFORMANCE GOALS
•
Performance award share units (“performance units”) granted under the STAG Industrial, Inc. 2011 Equity Incentive Plan, as amended and restated (the “Equity Incentive Plan”), are based on our TSR over a three-year period compared to both relative returns (TSR vs. two benchmarks) and an absolute return (we must achieve a cumulative 25% TSR for payouts above target on 50% of the performance units).

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Performance units will have zero value (no payout) for performance below the 30th percentile.

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We target outperformance; target payout of the performance units is achieved at the 55th percentile.

STOCKHOLDERS HAVE EXPRESSED SUPPORT FOR OUR EXECUTIVE COMPENSATION PRACTICES	• At the 2025 annual meeting of stockholders, approximately 96.2% of the votes cast in the say-on-pay vote were cast in favor.
For more information, see “Compensation Discussion and Analysis” below.

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SNAPSHOT OF CORPORATE GOVERNANCE PRACTICES
The table below presents a snapshot of our corporate governance policies:
Annual election of directors to the Board of Directors (the “Board”)
Majority voting standard for the election of directors (with a director resignation policy)
Regular executive sessions of independent directors
Independent Board; nine of our 11 directors are “independent” under New York Stock Exchange (“NYSE”) rules
Designation of an independent Chairman of the Board
All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent” under NYSE rules
All five members of the Audit Committee qualify as “audit committee financial experts” as defined by the SEC
Diverse Board; three of our directors are women, one of whom is Asian and one of whom is Black/ African American, and another one of our directors is Black/African American
Annual Board, committee and director self-evaluations, assisted by outside counsel
Regular Board review of management succession plans
Stockholder ability to amend our Bylaws
No stockholder rights plan (i.e., “poison pill”) without stockholder approval or ratification
Opted out of Maryland control share acquisition and business combination statutes and may not opt back in without stockholder approval
Robust Stock Ownership Guidelines for executive officers and directors
Anti-hedging and anti-pledging policies
Recovery policy for incentive-based executive compensation (“Clawback Policy”)
Code of Business Conduct and Ethics for employees and directors
CORPORATE RESPONSIBILITY HIGHLIGHTS
We have a corporate responsibility program that incorporates sustainability, environmental, social, and governance initiatives, into our overall business, investment, and asset management strategies. We are also committed to reporting of our sustainability initiatives. Since December 2021, we have published an annual sustainability report (our “Sustainability Report”) that includes information regarding our sustainability policies and programs, historic results, and performance targets, including our long-term greenhouse gas reduction goal as approved by the Science-Based Targets Initiative (“SBTi”). While our tenants maintain operational control of the properties under triple-net leases, we seek to (i) identify, assess, and manage environmental risks and opportunities at our properties, (ii) collaborate with our tenants on sustainable strategies to optimize property performance, and (iii) partner with our tenants to improve the efficiency of our properties through the implementation of environmentally focused practices and solutions.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   3

2025 Environmental Sustainability Highlights
During 2025, we enhanced our environmental programs and achieved the following milestones and accomplishments:
GRESB “A” SCORE
Since 2022, we have achieved a public disclosure assessment score of “A” from the Global Real Estate Sustainability Benchmark (“GRESB”), which is an entity that provides a ranking system to evaluate and compare sustainability efforts in the real estate industry. Our “A” score compares favorably to the average score of “B” for all companies, globally, rated by GRESB and to the average score of “B” for the 10 industrial real estate companies in our GRESB comparison group. As of December 2025, we were ranked fourth out of the 10 industrial real estate companies rated by GRESB in its public disclosure assessment.

SOLAR PANEL INSTALLATIONS
We continue to make renewable energy accessible to our tenants nationwide, leasing rooftop space to solar businesses that generate electricity that is either purchased by the utility and distributed locally or, where there are community solar programs, residential customers and businesses receive discounted clean electricity. We have completed solar projects with an aggregate capacity of 30.3 megawatts as of December 31, 2025. Since year end, we added approximately 6.9 megawatts of capacity, and we are evaluating a number of opportunities to install additional solar projects over the next several years.

GREEN LEASE LEADER—GOLD LEVEL
In 2020, 2023, and 2026, we were recognized by the Institute for Market Transformation as a Green Lease Leader at the “Gold” level. We achieved this recognition by modifying our standard form of lease to require sharing of tenant utility usage so that we can identify those of our buildings that are outliers with respect to energy consumption.

REFLECTIVE ROOFING
Since 2015, the majority of our roof replacements utilized reflective roofing, which typically is a white membrane that reflects sunlight and reduces building heat load and utility consumption. As of December 31, 2025, approximately 48% of our buildings benefited from reflective roofing.

LIGHTING CONVERSIONS
As of December 31, 2025, we had fluorescent or LED lighting systems in more than 90% of our portfolio. Since 2016, we have replaced less efficient lights with LED systems in approximately 39.7 million square feet of our portfolio.

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2025 Corporate Donations and Volunteering
During 2025, we continued to support several local and national charities with a focus on child welfare and youth empowerment:
CHARITABLE ACTION COMMITTEE
Our Charitable Action Committee (the “CAC”) promotes quality interaction with our local community in Boston. The CAC is funded by our Company and managed by volunteer employees with differing seniorities and responsibilities. We support several local and national charities, through a combination of financial support (both direct and employee matching) and volunteer activities (i.e., food and clothing distribution, habitat improvement, etc.).

For more information, see “Board of Directors and Its Committees” and “Corporate Responsibility” below. Additional information regarding our corporate responsibility program is included in our Sustainability Report, which is available under the “Corporate Responsibility” section of our website at www.stagindustrial.com. The information located on, or accessible from, our website is not, and should not be deemed to be, part of this proxy statement or incorporated into any other filing that we submit to the SEC.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   5

MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING
PROPOSAL		BOARD RECOMMENDATION
1	Election of Directors	FOR
2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
3	Advisory (Non-Binding) Vote on Executive Compensation	FOR

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PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 1 — ELECTION OF DIRECTORS
The Board currently consists of 11 members serving one-year terms, which expire at each annual meeting of stockholders. At the 2026 annual meeting, 11 directors will be elected to serve until the 2027 annual meeting and until their successors are duly elected and qualified. The Board has nominated the following current directors (the “nominees”) to serve as directors: Benjamin S. Butcher, Jit Kee Chin, Virgis W. Colbert, William R. Crooker, Michelle S. Dilley, Jeffrey D. Furber, Larry T. Guillemette, Francis X. Jacoby III, Christopher P. Marr, Hans S. Weger, and Vicki Lundy Wilbon. The Board anticipates that each nominee will serve as a director, if elected. However, if anyone nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend.
VOTE REQUIRED
Election of the nominees requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
RECOMMENDATION
The Board recommends a vote FOR each nominee.
SNAPSHOT OF BOARD COMPOSITION
ETHNICITY	GENDER	DIRECTORS WITH CEO EXPERIENCE

DIRECTOR TENURE
AUDIT COMMITTEE MEMBERS DESIGNATED AS “AUDIT COMMITTEE FINANCIAL EXPERTS”	AVERAGE AGE OF INDEPENDENT DIRECTORS	PERCENTAGE OF WOMEN AND MINORITIES ON THE BOARD
100%	64	36%

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   7

PROPOSAL 1 — ELECTION OF DIRECTORS
DIRECTOR NOMINEES FOR ELECTION TO TERM EXPIRING 2027
The following tables and biographical descriptions set forth certain information with respect to each nominee, including the specific experience, qualifications, attributes, and skills that led to the conclusion by the Board that such person should continue to serve as a director.
DIRECTOR NOMINEES	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE
Benjamin S. Butcher	72	Retired Chief Executive Officer of STAG Industrial	2010
Jit Kee Chin	47	Executive Vice President and Chief Technology Officer at Suffolk Construction Company	2020
Virgis W. Colbert	86	Retired Executive Vice President of Miller Brewing	2014
William R. Crooker	46	President and Chief Executive Officer	2022
Michelle S. Dilley	54	Former Chief Executive Officer of Awesome Leaders, NFP	2018
Jeffrey D. Furber	67	Chairman Emeritus of AEW	2011
Larry T. Guillemette	70	Chairman of the Board / Retired Chief Executive Officer and President of Amtrol	2011
Francis X. Jacoby III	64	Chief Financial Officer, Chief Investment Officer, and Executive Vice President of Leggat McCall Properties	2011
Christopher P. Marr	61	President and Chief Executive Officer of CubeSmart	2012
Hans S. Weger	62	Strategic Consultant	2011
Vicki Lundy Wilbon	64	Executive Vice President of The Integral Group	2024
Director Qualifications
	BUTCHER	CHIN	COLBERT	CROOKER	DILLEY	FURBER	GUILLEMETTE	JACOBY	MARR	WEGER	WILBON
ATTRIBUTES AND EXPERIENCE												TOTAL
CEO/public company executive												8/11
Data analytics												1/11
Finance/accounting												5/11
Industrial operations												5/11
Logistics												4/11
Real estate/construction/development/finance												8/11
Real estate or property technology												1/11
Risk management												9/11
Strategic planning												11/11
Supply chain management												4/11
City and regional planning/development impact & approval												1/11

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PROPOSAL 1 — ELECTION OF DIRECTORS
DIRECTOR NOMINEES
BENJAMIN S. BUTCHER
Director Age: 72 Director Since: 2010 Committees: • Investment Diversity Information: • Gender: Male • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Mr. Butcher served as our Executive Chairman of the Board from July 2022 through July 2023, Chief Executive Officer and Chairman of the Board from 2010 to 2022, and President from 2010 to 2021. Prior to the formation of our Company, Mr. Butcher oversaw the growth of our predecessor business, serving as a member of the Board of Managers of STAG Capital Partners, LLC, STAG Capital Partners III, LLC, and their affiliates from 2003 to 2011. From 1999 to 2003, Mr. Butcher was engaged as a private equity investor in real estate and technology. From 1997 to 1998, Mr. Butcher served as a Director at Credit Suisse First Boston, where he sourced and executed transactions for the principal transactions group (real estate debt and equity). Prior to that, he served as a Director at Nomura Asset Capital from 1993 to 1997, where he focused on marketing and business development for its commercial mortgage-backed securities group.

OTHER SERVICE

Mr. Butcher serves as Lead Independent Trustee of the Board of Trustees and a member of the Audit Committee and the Compensation Committee of Elme Communities, Inc. (NYSE: ELME) (formerly Washington Real Estate Investment Trust (NYSE: WRE)), an owner of properties in the greater Washington, D.C. metropolitan area.

EDUCATION
Mr. Butcher holds a Bachelor of Arts degree from Bowdoin College and a Master of Business Administration degree from the Tuck School of Business at Dartmouth.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his extensive Company-specific operational, finance, and market experience, his leadership abilities, his founding of our Company, and his expertise in the acquisition, ownership, and management of single-tenant industrial properties, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Butcher to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
JIT KEE CHIN
Independent Director Age: 47 Director Since: 2020 Committees: • Audit (Chair) Diversity Information: • Gender: Female • Race/Ethnicity: Asian	POSITION AND BUSINESS EXPERIENCE

Dr. Jit Kee Chin has served as Executive Vice President and Chief Technology Officer at Suffolk Construction Corporation Inc. (“Suffolk”), a national privately-held general contractor, since 2023, and also served as the Chief Data Officer since 2017 and Chief Innovation Officer since 2019. In her roles, Dr. Chin is responsible for leading the entire technology backbone of Suffolk, beginning with building the Data and Innovation team, and more recently the Artificial Intelligence team. In 2025, she also assumed leadership of the Information Technology team. She is also a co-founder and Managing Partner of Suffolk Technologies, a venture investment entity that invests in disruptive technologies within the built environment. Before joining Suffolk, from 2008 to 2017, she served in various positions with McKinsey & Company, a global strategy consulting company, including as a senior expert in analytics from 2016 to 2017, where she specialized in the design and implementation of end-to-end analytics transformations, and as an associate principal from 2013 to 2016, where she focused on strategic, commercial and analytics consulting for transport, travel, hospitality, and logistics clients.

OTHER SERVICE
Dr. Chin is a member of the Board of Trustees of CubeSmart (NYSE: CUBE) and also serves on its Audit Committee.
EDUCATION
Dr. Chin holds a Doctor of Philosophy degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from the California Institute of Technology.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of her extensive data, analytics, and technology infrastructure expertise, including the development and implementation of strategic initiatives, the Board believes that it is in the best interests of our Company and our stockholders for Dr. Chin to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
VIRGIS W. COLBERT

Independent Director
Age: 86
Director Since: 2014
Committees:
•
Compensation

•
Nominating and Corporate Governance

Diversity Information:
•
Gender: Male

•
Race/Ethnicity:

Black/African American
POSITION AND BUSINESS EXPERIENCE

Mr. Colbert served in a variety of key leadership positions with Miller Brewing Company from 1979 until his retirement in 2005, including Executive Vice President of Worldwide Operations from 1997 to 2005 and Senior Vice President of Operations from 1993 to 1997. As Executive Vice President, Mr. Colbert was responsible for plant operations, international operations, brewing, research, and quality assurance, engineering, procurement, order production/planning, and logistics. After his retirement, he continued to serve as a Senior Advisor to MolsonCoors LLC for many years.

OTHER SERVICE

From 2019 until 2023, Mr. Colbert served as a director of Drive Shack, Inc., which was a publicly-reporting company until 2023. Mr. Colbert also served on the boards of Lorillard, Inc. from 2008 to 2015 (including as lead director from 2013 to 2015), The Hillshire Brands Company (formerly known as Sara Lee Corporation) from 2006 to 2013, Bank of America Corp. (NYSE: BAC) from 2008 to 2013, Merrill Lynch & Co., Inc. from 2006 to 2008, Stanley Black & Decker from 2003 to 2012, and The Manitowoc Company, Inc. from 2002 to 2012. He is the former Chairman and current Chairman Emeritus of the Board for the Thurgood Marshall College Fund, and the former Chairman of the Board for Fisk University. Mr. Colbert also serves on the board of the Hutchins Center for African & African American Research at Harvard University (since 2013).

EDUCATION

Mr. Colbert holds a Bachelor of Science degree from Central Michigan University. Mr. Colbert received Honorary Doctor of Humane Letters degrees from Fisk University in 2005 and from Kentucky State University in 2001.

KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his extensive public company board and corporate governance experience and his significant operational experience, including logistics, plant operations, and other issues common to our tenants, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Colbert to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   11

PROPOSAL 1 — ELECTION OF DIRECTORS
WILLIAM R. CROOKER
President, Chief Executive Officer, and Director Age: 46 Director Since: 2022 Committees: • Investment (Chair) Diversity Information: • Gender: Male • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Mr. Crooker has served as our Chief Executive Officer and a director since 2022, and as our President since 2021. Previously, Mr. Crooker served as our Chief Financial Officer and Treasurer from 2016 to 2022, Executive Vice President from 2016 to 2021, Chief Accounting Officer from 2011 to 2016, and Senior Vice President of Capital Markets from 2015 to 2016. Prior to the formation of our Company, Mr. Crooker served as Chief Accounting Officer for STAG Capital Partners, LLC from 2010 to 2011.

OTHER SERVICE

From 2002 to 2010, Mr. Crooker worked for KPMG LLP in its real estate practice, focusing primarily on publicly-traded REITs. He held various positions with KPMG LLP, including most recently as Senior Manager.

EDUCATION
Mr. Crooker is a certified public accountant and received his Bachelor of Science degree from Bentley University.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his extensive Company specific operational experience, his leadership abilities, and his financial and capital markets expertise, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Crooker to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
MICHELLE S. DILLEY
Independent Director Age: 54 Director Since: 2018 Committees: • Compensation • Nominating and Corporate Governance (Chair) Diversity Information: • Gender: Female • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Ms. Dilley served as the Chief Executive Officer of Awesome Leaders, NFP from 2020 to 2026. AWESOME (Achieving Women’s Excellence in Supply Chain Operations, Management and Education) was the supply chain industry’s most active and prominent organization focused on advancing and transforming the future of supply chain leadership. Prior to joining AWESOME, Ms. Dilley served as Chief Supply Chain Transformation Officer and additionally as Chief Operating Officer at DSC Logistics, Inc. (“DSC”), a logistics and supply chain management organization, from 2017 to 2020. In these roles, she led the vision for the company’s operating platform, implemented strategic initiatives to deliver continuous improvement, and was directly responsible for DSC’s network of logistics centers and supply chain packaging operations throughout North America.

OTHER SERVICE

From 2014 to 2017, Ms. Dilley served as Senior Vice President, Operations at LaSalle Bristol, LP, a product distributor and manufacturer for factory- built housing, recreational vehicles, and other markets, where she was accountable for supply chain operations and transportation throughout the United States and Canada. From 2009 to 2014, she served as Vice President, Supply Chain at Ascension Health, a non-profit health system, where she led the supply chain business transformation and operational redesign. Ms. Dilley started her career at Whirlpool Corporation, where she served in a variety of roles, including general manager, global indirect goods and services sourcing from 2005 to 2009.

EDUCATION
Ms. Dilley holds a Bachelor of Arts degree from the University of Michigan.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of her significant supply chain, finance, and operational experience, including experience in the development and implementation of strategic initiatives, and her experience with diversity initiatives in the supply chain industry, the Board believes that it is in the best interests of our Company and our stockholders for Ms. Dilley to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
JEFFREY D. FURBER
Independent Director Age: 67 Director Since: 2011 Committees: • Compensation (Chair) • Investment Diversity Information: • Gender: Male • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Jeffrey D. Furber is Chairman Emeritus of AEW. He served as the Global Chairman of AEW from 2020 until his retirement in December 2023. From 1999 until transitioning to the then newly created role of Global Chairman in 2020, Mr. Furber served as Global Chief Executive Officer. As one of the leading real estate investment advisors, AEW manages approximately $90 billion of real estate assets and securities on behalf of a global client base of public and corporate pension funds, sovereign wealth funds, endowments, foundations, and high net worth investors. Mr. Furber had oversight responsibility for all of AEW’s operating business units in the United States, Europe, and Asia. He was also a member of AEW’s Risk Management Committee and the Investment Committees in North America, Europe and Asia. Mr. Furber has approximately 40 years of real estate investment experience, including 25 years in his capacity as Chief Executive Officer or Chairman of AEW.

OTHER SERVICE

Mr. Furber is a member of the boards of the Boston Children’s Hospital Trust and the Ogunquit Playhouse, serves as Chairman of Brasa Capital Management, a private real estate investment manager, and is a former member of the board of The Howard Hughes Corporation (NYSE: HHC).

EDUCATION
Mr. Furber holds a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from Harvard Business School.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his significant leadership, corporate governance, and capital markets experience and his more than approximately 40 years of real estate investment experience, including his leadership roles at AEW, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Furber to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
LARRY T. GUILLEMETTE
Chairman of the Board Age: 70 Director Since: 2011 Committees: • Audit • Compensation Diversity Information: • Gender: Male • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Mr. Guillemette served as Chairman of the Board, Chief Executive Officer and President of Amtrol Inc., a multi-national pressure vessel manufacturer (“Amtrol”), from 2006 until his retirement in 2017. Mr. Guillemette also served as Executive Vice President and Chief Financial Officer of Amtrol from 2000 to 2006 and as Executive Vice President of Marketing and Business Development from 1998 to 2000. Prior to joining Amtrol, Mr. Guillemette served as Chief Executive Officer and President of Balcrank Products, Inc., a manufacturer of lubrication equipment for the automotive service market and other industrial product lines from 1991 to 1998.

OTHER SERVICE

From 1990 to 1991, Mr. Guillemette served as Senior Vice President and Senior Financial Officer of The O’Connor Group, a real estate investment, management, and development firm. Prior to that, from 1986 to 1990, He served as a Vice President for Hampton Partners/G.M. Cypres & Co., Inc., an investment banking partnership. From 1979 to 1986, Mr. Guillemette served in various management positions with units of the Henley Group and its predecessors, including Allied-Signal, The Signal Companies, and Wheelabrator-Frye.

EDUCATION
Mr. Guillemette holds a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from the Tuck School of Business at Dartmouth.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his extensive leadership experience through his senior officer and director positions and his accounting and real estate experience, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Guillemette to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   15

PROPOSAL 1 — ELECTION OF DIRECTORS
FRANCIS X. JACOBY III
Independent Director Age: 64 Director Since: 2011 Committees: • Audit • Investment • Nominating and Corporate Governance Diversity Information: • Gender: Male • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Since 2016, and from 1995 to 2001, Mr. Jacoby has served as Executive Vice President and Chief Financial Officer of Leggat McCall Properties, LLC, a real estate development company. He has been a partner in Leggat McCall Properties since 1995 and has also served as its Chief Investment Officer since 2024. From 2013 to 2016, Mr. Jacoby served as an independent consultant providing real estate finance, development, and disposition related services. From 2008 to 2013, he served as President of Kensington Investment Company, Inc., the wealth management office for a family that owns travel-related businesses and passenger ships and makes investments in real estate, private equity, and venture capital. In addition, in 2012, Mr. Jacoby served as the Chief Financial Officer of Grand Circle Corporation, an affiliate of Kensington Investment Company, Inc.

OTHER SERVICE

From 2001 to 2008, Mr. Jacoby served as the Senior Vice President and Chief Financial Officer for GID Investment Advisers LLC, a family wealth management office whose primary focus is developing, acquiring, and managing apartment communities, suburban office properties, and flex industrial business parks throughout the United States for its own account and for joint ventures with institutional investors. From 1983 to 1995, Mr. Jacoby held a variety of senior management positions in the acquisitions, asset management, and finance departments of Winthrop Financial Associates, a real estate investment company which owned and managed multiple property types.

EDUCATION
Mr. Jacoby holds a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from Boston University.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his extensive investment and capital markets experience and his significant financial and real estate investment experience, including structuring, negotiating, and closing complex transactions, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Jacoby to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
CHRISTOPHER P. MARR
Independent Director Age: 61 Director Since: 2012 Committees: • Audit • Nominating and Corporate Governance Diversity Information: • Gender: Male • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Mr. Marr has served as Chief Executive Officer and a member of the Board of Trustees of CubeSmart (NYSE: CUBE), a real estate company that acquires, owns, operates, and develops self-storage facilities in the United States, since 2014 and as President of CubeSmart since 2008. Previously, he served as Chief Operating Officer of CubeSmart from 2012 to 2014, as Chief Financial Officer from 2006 to 2008, and as Treasurer from 2006 to 2012.

OTHER SERVICE

From 2002 to 2006, Mr. Marr served as Senior Vice President and Chief Financial Officer of Brandywine Realty Trust (NYSE: BDN), a publicly-traded office REIT. Prior to joining Brandywine Realty Trust, Mr. Marr served as Chief Financial Officer of Storage USA, Inc., a publicly-traded self-storage REIT, from 1998 to 2002.

EDUCATION
Mr. Marr holds a Bachelor of Arts degree from Loyola University.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his public company leadership, financial reporting, and operations experience as an executive officer of several publicly-traded REITs, including chief executive officer experience, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Marr to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
HANS S. WEGER
Independent Director Age: 62 Director Since: 2011 Committees: • Audit • Compensation • Investment Diversity Information: • Gender: Male • Race/Ethnicity: White	POSITION AND BUSINESS EXPERIENCE

Mr. Weger provides consulting services to real estate and other companies. Prior to that, Mr. Weger served as Chief Financial Officer of Focus Brands Inc., a franchisor and operator of restaurants and cafes in the United States, Puerto Rico, and 63 foreign countries, from 2014 to 2016. From 2012 to 2014, Mr. Weger served as Chief Financial Officer of Outrigger Enterprises Group, a privately-held leisure lodging and hospitality company. From 1998 to 2011, Mr. Weger served as Chief Financial Officer, Executive Vice President, and Treasurer of LaSalle Hotel Properties (NYSE: LHO), a REIT focused on the acquisition, ownership, redevelopment, and leasing of primarily upscale and luxury full-service hotels. In addition, Mr. Weger served as Secretary of LaSalle Hotel Properties from 1999 to 2011. Mr. Weger was responsible for all of the company’s financial, accounting, human resources, and information technology activities.

OTHER SERVICE

Prior to joining LaSalle Hotel Properties, Mr. Weger served as Vice President and Treasurer for La Quinta Inns, Inc. where he was responsible for all financing activities. From 1992 until 1997, Mr. Weger served in various management roles with Harrah’s Entertainment, Inc. where he was responsible for strategic planning, mergers and acquisitions, and project financing.

EDUCATION
Mr. Weger holds a Bachelor of Science degree from the University of Southern Mississippi and a Master of Business Administration degree from the University of Chicago.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of his real estate and real estate financing knowledge and his financial reporting and operations experience as the Chief Financial Officer of a publicly-traded REIT and a privately held company, the Board believes that it is in the best interests of our Company and our stockholders for Mr. Weger to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
VICKI LUNDY WILBON
Independent Director Age: 64 Director Since: 2024 Committees: • Investment Diversity Information: • Gender: Female • Race/Ethnicity: Black/African American	POSITION AND BUSINESS EXPERIENCE

Ms. Wilbon has served as Executive Vice President of The Integral Group LLC (“Integral”), a real estate firm focused on master planned, mixed-use, transit-oriented, multi-family, and senior housing development to revitalize urban areas, since 2016 and as a Principal of Integral since 2003. In these roles, Ms. Wilbon helps develop corporate policy and manage the achievement of strategic goals. Since 2021, she has also served as President of Real Estate Development and Management, managing Integral’s community development, conventionally financed development, and property management activities.

OTHER SERVICE
Before joining Integral, Ms. Wilbon held various real estate construction and development positions at different companies. Ms. Wilbon serves on the Board of Directors of the Reinvestment Fund.
EDUCATION
Ms. Wilbon holds a Bachelor of Science degree from Purdue University.
KEY ATTRIBUTES, EXPERIENCE, AND SKILLS

In light of her substantial leadership experience through her senior officer and current and past director positions and her real estate development and finance experience, the Board believes that it is in the best interests of our Company and our stockholders for Ms. Wilbon to continue to serve as a director on the Board, subject to stockholder approval at the annual meeting.

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PROPOSAL 1 — ELECTION OF DIRECTORS
BIOGRAPHICAL INFORMATION REGARDING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
The biographical descriptions below set forth certain information with respect to each of our current executive officers, other than Mr. Crooker whose information appears above.
MICHAEL C. CHASE
Executive Vice President and Chief Investment Officer Age: 53	POSITION AND BUSINESS EXPERIENCE

Mr. Chase has served as our Executive Vice President since July 2022 and as our Chief Investment Officer since 2020. Mr. Chase previously served as a Senior Vice President from 2011 to 2022. Prior to the formation of our Company, Mr. Chase served as a Managing Director for STAG Capital Partners, LLC, from 2003 to 2011, where he was responsible for managing an acquisition team in the sourcing, underwriting, negotiating, and closing of deals with a territory of approximately half the country. Mr. Chase was the Vice President of Acquisitions at Paradigm Properties, from March 1999 to June 2002, where he was responsible for originating, underwriting, analyzing, and closing new investments.

EDUCATION
Mr. Chase holds a Bachelor of Science degree from the University of Vermont.
STEVEN T. KIMBALL
Executive Vice President and Chief Operating Officer Age: 59	POSITION AND BUSINESS EXPERIENCE

Mr. Kimball has served as our Executive Vice President and Chief Operating Officer since August 2025. Mr. Kimball previously served as our Executive Vice President—Real Estate Operations from 2023 to 2025. From 2021 to 2023, Mr. Kimball served as an Executive Director at PGIM Real Estate (“PGIM”), where he oversaw the asset management of a Northeastern industrial property portfolio, including active joint venture development projects. Before joining PGIM, Mr. Kimball held various positions at Prologis, Inc. (NYSE: PLD) (formerly AMB Property Corporation until 2011) from 1995 to 2021, including serving as Managing Director, Head of Operations, East Region from 2014 to 2021, as Senior Vice President, Head of Operations, East Region from 2005 to 2014, and as Senior Vice President, Regional Manager, Chicago from 2000 to 2005. Before joining AMB Property Corporation in 1995, Mr. Kimball held positions with financial and insurance companies involving real estate assets.

EDUCATION
Mr. Kimball holds a Bachelor of Science degree from the University of Vermont and a Master of Business Administration from the University of Colorado Boulder.

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PROPOSAL 1 — ELECTION OF DIRECTORS
MATTS S. PINARD
Executive Vice President, Chief Financial Officer, and Treasurer Age: 43	POSITION AND BUSINESS EXPERIENCE

Mr. Pinard has served as our Executive Vice President, Chief Financial Officer, and Treasurer since January 2022. Mr. Pinard previously served as our Senior Vice President of Capital Markets and Investor Relations from 2019 to 2022 and Vice President of Capital Markets and Investor Relations from 2015 to 2019. Prior to joining our Company in 2013, Mr. Pinard held various positions within capital markets and portfolio management.

EDUCATION
Mr. Pinard holds a Bachelor of Arts degree from Tufts University and a Master of Business Administration degree from Boston College.
JEFFREY M. SULLIVAN
Executive Vice President, General Counsel, and Secretary Age: 57	POSITION AND BUSINESS EXPERIENCE

Mr. Sullivan has served as our Executive Vice President, General Counsel, and Secretary since 2015. From 2012 to 2014, Mr. Sullivan was a partner in the corporate group of Hunton & Williams LLP, and from 2005 to 2012, Mr. Sullivan was a partner in the finance group of DLA Piper LLP (US). Before joining DLA Piper LLP (US), Mr. Sullivan was an associate and then partner in the corporate transactions and securities group of Alston & Bird LLP from 1998 to 2005. While in private practice, Mr. Sullivan focused on securities law, mergers and acquisitions, corporate governance matters, and general corporate law, primarily involving REITs and other real estate companies, private equity funds, and underwriters.

EDUCATION
Mr. Sullivan holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill and a Juris Doctor degree from Vanderbilt University Law School.

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BOARD OF DIRECTORS AND ITS COMMITTEES
BOARD OF DIRECTORS AND ITS COMMITTEES
BOARD OF DIRECTORS
Our business is managed through the oversight and direction of the Board. A majority of the Board is “independent,” as determined by the Board, consistent with the rules of the NYSE. The two members of the Board who are not independent are Mr. Crooker, our Chief Executive Officer, and Mr. Butcher, our former Chief Executive Officer.
BOARD MEETINGS AND EXECUTIVE SESSIONS
Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. In 2025, the Board held six meetings and each director attended at least 75% of the aggregate of the Board meetings and his or her respective committee meetings. The Board does not have a policy with respect to directors’ attendance at annual meetings of stockholders. Nevertheless, all of our directors attended the 2025 annual meeting of stockholders.
As required by the NYSE rules, the independent directors of the Board regularly meet in executive session. Executive sessions exclude management in all cases. Some executive sessions include a non- management director, in addition to independent directors. Generally, executive sessions follow each quarterly meeting. In 2025, the independent directors of the Board met in executive session without management present four times (at each quarterly meeting), the Audit Committee met in executive session without management present four times (at each quarterly meeting), the Compensation Committee met in executive session without management present five times, and the Nominating and Corporate Governance Committee met in executive session without management present two times. Our independent Chairman of the Board presides over such independent or non-management sessions of the Board. Executive sessions of the Audit, Compensation, and Nominating and Corporate Governance Committees are presided over by the respective Chair of each committee.
DIRECTOR INDEPENDENCE
Under the enhanced corporate governance standards of the NYSE, at least a majority of our directors, and all of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, must meet the test of “independence.” The NYSE standards provide that, to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company). The Board has affirmatively determined that each of Dr. Chin, Mses. Dilley and Wilbon, and Messrs. Colbert, Furber, Guillemette, Jacoby, Marr, and Weger satisfies the bright-line independence criteria of the NYSE and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board. Therefore, we believe that all of these directors, who constitute a majority of the Board, are independent under the NYSE rules.
We have implemented procedures for interested parties, including stockholders, to communicate directly with our independent directors. We believe that providing a method for interested parties to communicate directly with our independent directors, rather than with the full Board, would provide a more confidential, candid, and efficient method of relaying any interested party’s concerns or comments. See “Corporate Responsibility—Other Corporate Governance Matters—Communication with the Board, Independent Directors, and the Audit Committee.”
BOARD COMMITTEES
The Board has established an Investment Committee, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, and has adopted a written charter for each of these committees. Each of the Audit Committee, the Compensation Committee, and the Nominating and

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Corporate Governance Committee is composed exclusively of independent directors, as required by and defined in the rules and listing qualifications of the NYSE and, with respect to the members of the Audit Committee, Rule 10A-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Moreover, the Compensation Committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 of the Exchange Act, non-management directors. The Board may from time to time establish other committees to facilitate the management of our Company. Matters submitted for approval by any one of our four committees must be approved by a majority of the directors on the committee who are present at a meeting at which there is a quorum or by unanimous written consent of the directors on that committee.
Committee Constituencies and Chairs
DIRECTOR	INVESTMENT COMMITTEE	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Benjamin S. Butcher
Jit Kee Chin		Chair
William R. Crooker	Chair
Virgis W. Colbert
Michelle S. Dilley				Chair
Jeffrey D. Furber			Chair
Larry T. Guillemette
Francis X. Jacoby III
Christopher P. Marr
Hans S. Weger
Vicki Lundy Wilbon
Meetings Held in 2025	5	4	6	2
Investment Committee
The Board has established an Investment Committee composed of six directors, four of whom are independent directors. The Investment Committee’s primary function is to review, evaluate, and ultimately approve acquisitions and dispositions with an individual purchase or sale price of more than $75 million and up to $200 million, as well as development and redevelopment projects with a development cost of more than $50 million and up to $200 million. Proposed acquisitions, dispositions, and development and redevelopment projects with an individual purchase or sale price or development cost of more than $200 million require approval by the Board. The Board, in its discretion, may change the Investment Committee’s authority to approve acquisitions, dispositions, and development and redevelopment projects from time to time, including the dollar thresholds.
The Investment Committee has adopted a written charter that outlines certain specified responsibilities of the Investment Committee. A copy of the Investment Committee charter is available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com.
Audit Committee
The Board has established an Audit Committee, which is composed exclusively of independent directors. All five members of the Audit Committee, Dr. Chin and Messrs. Guillemette, Jacoby, Marr, and Weger, qualify as Audit Committee financial experts, as defined by the SEC, and all members are financially literate and able to read and understand fundamental financial statements. The Audit Committee assists the Board in overseeing, among other things:
•
our system of internal controls;

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BOARD OF DIRECTORS AND ITS COMMITTEES
•
our accounting and financial reporting processes;

•
the integrity and audits of our consolidated financial statements;

•
our compliance with legal and regulatory requirements;

•
our risk exposures and policies to assess and manage risks (including financial risks);

•
the qualifications and independence of our independent auditors; and

•
the performance of our independent auditors and any internal auditors.

The Audit Committee also is responsible for engaging our independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, approving professional services provided by the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls. The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.
The Audit Committee has adopted a written charter that outlines certain specified responsibilities of the Audit Committee and complies with the rules of the SEC and the NYSE. A copy of the Audit Committee charter is available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com.
Compensation Committee
The Board has established a Compensation Committee, which is composed exclusively of independent directors. The principal functions of the Compensation Committee are to:
•
evaluate the performance and compensation of our Chief Executive Officer;

•
review and approve the compensation and benefits of our executive officers and members of the Board;

•
administer the Equity Incentive Plan, as well as any other compensation, stock option, stock purchase, incentive, or other benefit plans;

•
produce an annual report on executive compensation for inclusion in our proxy statement after reviewing our compensation discussion and analysis;

•
oversee and monitor our executive officer and director compensation policies and practices, including our Stock Ownership Guidelines for executive officers and non-management directors;

•
annually review and assess our compensation policies and practices to assess whether they could encourage unnecessary risk taking behavior, and discuss the relationship between risk management policies and practices, business strategy, and compensation arrangements;

•
administer and interpret our Clawback Policy that requires the recovery of certain incentive-based compensation received by our current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the U.S. securities laws; and

•
collaborate with the Nominating and Corporate Governance Committee on human capital management, which may include executive diversity, pay equity, inclusion, recruiting, retention, career development, and succession planning.

The Compensation Committee is primarily responsible for establishing and implementing our compensation program and policies. To fulfill its responsibilities, the Compensation Committee may engage, oversee, and provide appropriate funding for advisors and consultants to advise the committee on executive compensation matters.
The Compensation Committee has adopted a written charter that outlines certain specified responsibilities of the Compensation Committee and complies with the rules of the SEC and the NYSE. A copy of the

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BOARD OF DIRECTORS AND ITS COMMITTEES
Compensation Committee charter is available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com.
Nominating and Corporate Governance Committee
The Board has established a Nominating and Corporate Governance Committee, which is composed exclusively of independent directors. The principal functions of the Nominating and Corporate Governance Committee include:
•
seeking, considering, and recommending to the full Board qualified candidates for election as directors;

•
recommending a slate of nominees for election as directors at the annual meeting of stockholders;

•
annually recommending to the Board nominees for each committee of the Board;

•
annually facilitating the assessment of the Board’s performance as a whole and of each committee and the individual directors;

•
reviewing and making recommendations on matters involving the general operation of the Board and our corporate governance, including our sustainability policies and practices (and related policies for tenants, communities, and vendors);

•
reviewing our sustainability risk oversight and management and related governance reporting; and

•
reviewing our performance metrics concerning sustainability matters.

The Nominating and Corporate Governance Committee has adopted a written charter that outlines certain specified responsibilities of the Nominating and Corporate Governance Committee and complies with the rules of the SEC and the NYSE. A copy of the Nominating and Corporate Governance Committee charter is available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our Compensation Committee is or has been employed by us. No executive officer currently serves, or in the past three years has served, as a member of the Board of Directors or the Compensation Committee of another entity that has one or more executive officers serving on the Board or our Compensation Committee. No member of our Compensation Committee has any other business relationship or affiliation with us other than his or her service as a director.
BOARD AND COMMITTEE EVALUATIONS
The Board performs an annual performance evaluation, with each director performing a self-evaluation of his or her Board and committee experiences. The Nominating and Corporate Governance Committee oversees the evaluation process and considers all methods of performing these evaluations. To assist the Board in its 2025 performance evaluations, we engaged outside counsel to conduct one-on-one interviews of each director, which are designed, among other purposes, to identify any areas in which the Board would be better served by adding new members with different skills, backgrounds, or areas of experience. We believe using outside counsel fosters candor, facilitates participation in the evaluation process, and enables individual assessments of each director. Generally, the evaluation process described below is managed by outside counsel with assistance from our General Counsel and oversight by the Chair of the Nominating and Corporate Governance Committee to ensure the process remains as thorough and transparent as possible. The Board discusses the self-evaluation process each year to ensure the process remains relevant, thorough, and transparent.

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BOARD OF DIRECTORS AND ITS COMMITTEES
The Board evaluations cover the following topics, among others:
•
Organization and membership

•
Key responsibilities

•
Accountability and independence

•
Meetings, information, and resources

SELF- EVALUATIONS 1	Directors receive detailed self-assessment questionnaires for the Board and each committee.	DIRECTOR INTERVIEWS 2	Outside counsel conducts individual interviews with each director and provides a summary of results to the Chair of the Nominating and Corporate Governance Committee.	USE OF FEEDBACK 3	The Nominating and Corporate Governance Committee leads a discussion of the results in executive session at the next Board meeting.
BOARD REFRESHMENT AND NOMINATION PROCESS
Board refreshment is important to our Company. Before each annual meeting of stockholders, the Nominating and Corporate Governance Committee (i) assesses the composition and needs of the Board as a whole, including with respect to diversity (and such matters are also the subject of full Board discussions annually), (ii) rigorously evaluates all current directors, and (iii) considers the nomination of all directors whose terms expire at the next annual meeting of stockholders. The Nominating and Corporate Governance Committee also considers new candidates whenever there is a vacancy on the Board or whenever a vacancy is anticipated due to a change in the size or composition of the Board, a retirement of a director or for any other reason. In addition to considering incumbent directors, the Nominating and Corporate Governance Committee may identify director candidates based on recommendations from the directors and executive officers and may engage the services of third-party search firms to assist in identifying or evaluating director candidates.
The Board considers director candidates based on a number of factors, including whether:
•
the Board member will be “independent,” as such term is defined by the NYSE listing standards;

•
the candidate possesses the highest personal and professional ethics, integrity, and values;

•
the candidate has demonstrated leadership ability, with broad experience, diverse perspectives, and the ability to exercise sound business judgment;

•
the candidate has experience in areas important to the operations of our Company;

•
the candidate has an inquisitive and objective perspective, practical wisdom, and mature judgment; and

•
the candidate provides a diversity of viewpoints, background, experience, and demographics as compared to the current members of the Board.

Candidates also are evaluated based on their understanding of our business and willingness to devote adequate time to carrying out their duties. The Nominating and Corporate Governance Committee monitors the mix of skills, experience, and background to assure that the Board has the necessary composition to effectively perform its oversight function. While diversity characteristics of a candidate are just one of several factors considered by the committee when evaluating director candidates, we believe that diversity is a valuable component of an effective and dynamic Board and will continue to make diversity an integral part of the Board’s search for future directors. See “Corporate Responsibility—Corporate Governance and Ethical Business Practices—Enhancing Board Diversity” below. In general, a candidate will neither be included nor excluded from consideration solely based on his or her diversity traits. The Nominating and Corporate Governance Committee conducts regular reviews of current directors in light of the considerations described above and their past contributions to the Board. The Board reviews the effectiveness of its director nominating policies annually.

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BOARD OF DIRECTORS AND ITS COMMITTEES
The Nominating and Corporate Governance Committee will consider appropriate nominees for directors whose names are submitted in writing by a stockholder of our Company. Director candidates submitted by our stockholders will be evaluated by the Nominating and Corporate Governance Committee on the same basis as any other director candidates. We did not receive any nominations of directors by stockholders for the 2026 annual meeting. Nominations must be addressed to STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Jeffrey M. Sullivan, Executive Vice President, General Counsel and Secretary, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as director, if elected. To be considered for the next annual election of directors, any such written request must comply with the requirements set forth in our Bylaws and below under “Other Matters—Stockholder Proposals.”
BOARD LEADERSHIP
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, our independent directors consider the Board’s leadership structure on an annual basis.
The Board annually elects a Chairman of the Board, who may or may not be our Chief Executive Officer. Larry T. Guillemette, an independent director, is the Chairman of the Board. If the Chairman of the Board were not an independent director, the Board would annually elect a non-management and independent director to serve as the Lead Independent Director. The responsibilities of the Lead Independent Director would include (i) coordinating the activities of the other non-management and independent directors, (ii) serving as liaison between the Chairman of the Board and the other non-management and independent directors, (iii) reviewing the type of information sent to the Board, (iv) reviewing, in consultation with the Chairman of the Board and others, agendas and Board meeting schedules to determine whether sufficient time is allocated to agenda items, (v) holding the authority to call meetings of the independent directors, and (vi) performing any other duties and responsibilities that the Board may determine are advisable.
In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of a majority of independent directors (nine of the 11 members), exercises a strong, independent oversight function. This oversight function is enhanced by the Audit, Compensation, and Nominating and Corporate Governance Committees being comprised entirely of independent directors. A number of Board and committee processes and procedures, including regular executive sessions of independent directors and a regular review of our executive officers’ performance, provide substantial independent oversight of our management’s performance. Finally, under our Bylaws and Corporate Governance Guidelines, the Board has the ability to change its structure, should that be deemed appropriate and in the best interest of our Company and our stockholders. The Board believes that these factors provide the appropriate balance between the authority of those who oversee our Company and those who manage it on a day-to-day basis.
The Chairman of the Board presides over all meetings of the stockholders and the Board as a whole, including executive sessions of the independent directors. The Chairman performs such other duties, and exercises such powers, as from time to time shall be prescribed in our Bylaws or by the Board.
DIRECTOR RESIGNATION POLICY
We have a majority voting standard for uncontested election of directors and a plurality standard for elections in which the number of director nominees exceeds the number of directors to be elected. Pursuant to our Bylaws, director nominees in uncontested elections of directors will be elected by the vote of a majority of the votes cast with respect to the director, which means that the number of votes cast for a director must exceed the number of votes cast against the director.
Our Corporate Governance Guidelines require incumbent director nominees who fail to receive a majority of the votes cast to submit promptly a written offer to resign from the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the

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BOARD OF DIRECTORS AND ITS COMMITTEES
resignation. Taking into account the recommendation of the Nominating and Corporate Governance Committee, the Board will determine whether to accept or reject any such resignation within 90 days after the certification of the voting results, and we will report such decision in a Current Report on Form 8-K furnished to the SEC. A copy of our Corporate Governance Guidelines is available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com.
ROLE OF THE BOARD IN RISK OVERSIGHT
Overview
While risk management is primarily the responsibility of our senior management team, the Board plays an active role in overseeing our risk management processes and controls. The Board administers this oversight function directly, with support from the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which addresses risks specific to their respective areas of oversight. While the committees assume responsibilities to evaluate certain risks and oversee management’s plan regarding such risks, the full Board keeps itself regularly informed regarding such risks through committee and management reports.
BOARD OF DIRECTORS
One of the key functions of the Board is informed oversight of our risk management process. The full Board has primary responsibility for overseeing and evaluating:
•
Strategic and operational risk management

•
Information security risks, including cybersecurity and data privacy risks (see “—Information Security” below)

•
Management and Board succession planning (see “—Management Succession Plans” below)

In addition, as discussed above under “—Board and Committee Evaluations,” the Board conducts an annual self-evaluation in order to evaluate its performance for the purpose of improving Board and committee processes and effectiveness.
Audit Committee
•
Financial risks, including our guidelines and policies to govern the process by which risk assessment and management is undertaken

•
Compliance with legal and regulatory requirements

•
Internal audit function

Compensation Committee	• Risks related to our compensation policies and practices, including whether any of our compensation policies and practices has the potential to encourage excessive risk taking
Nominating and Corporate Governance Committee
•
Corporate governance risks, including our Corporate Governance Guidelines to prevent illegal or improper liability-creating conduct

•
Sustainability risks, corporate social responsibility, and related reporting

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SENIOR MANAGEMENT TEAM
Our senior management team reviews and prioritizes significant risks, allocates resources for mitigation, and provides the Board or the applicable Board committee with regular reports on potential risks, including our primary strategic, operational, information security, sustainability, human resources, financial, legal, REIT, and regulatory risks, and the measures we are taking to mitigate such risks.
Information Security Risks
Our General Counsel, to whom our information technology team reports, presents an information security update at selected quarterly Board meetings. Aspects of information security are reviewed through internal audit. See “—Information Security” below.

Disclosure Risks
Our disclosure committee, consisting of certain executives and senior employees, reports to our Chief Financial Officer and meets at least quarterly to ensure the accuracy, completeness, and timeliness of our disclosure statements and to evaluate the effectiveness of our disclosure controls and procedures.

Environmental Risks
Our Senior Vice President—Head of Development and Sustainability, who reports to our General Counsel with respect to sustainability matters, is responsible for identifying, implementing, and monitoring sustainability initiatives across our portfolio. In cooperation with our legal team, he is also responsible for monitoring, assessing, and insuring our portfolio against environmental risks.

Information Security
As discussed above, the Board has the primary responsibility for overseeing our information security risk management, including cybersecurity and data privacy risks.
We use third-party experts to review and test our information security systems, including regular penetration tests of our network. We also use third-party systems to monitor our information security continually. We maintain a cybersecurity insurance policy, and we conduct mandatory information security training for all employees and regularly test our employees for information security awareness and adherence to our information security recommendations. To our knowledge, we have not experienced an information security breach in the last three years or otherwise.
Please see our Annual Report on Form 10-K for the year ended December 31, 2025 for more information on our processes and procedures for addressing and managing cybersecurity and data privacy risks.
Management Succession Plans
The Board oversees the recruitment, development, and retention of executive talent and reviews or discusses our management succession plans at least annually. Management succession is generally discussed throughout the year with the Chief Executive Officer at Board meetings and in executive sessions. Management succession discussions generally focus on the Chief Executive Officer and other senior executive roles, but also include broader discussions about our employee workforce. The Board has regular and direct exposure to senior leadership and high-potential employees at Board meetings held throughout each year. The Board has framed and continues to evolve plans with an adaptable timeframe for orderly management succession of other key positions.
In addition, in order to minimize the potential disruption to our Company upon the unexpected resignation, termination, death, disability, or other form of absence of our Chief Executive Officer, the Board has approved a Chief Executive Officer emergency succession policy (the “CEO Emergency Succession Policy”). The CEO Emergency Succession Policy is general in nature and is intended to provide the Board and the Nominating and Corporate Governance Committee with contingency procedures upon a sudden succession of our Chief Executive Officer.

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BOARD OF DIRECTORS AND ITS COMMITTEES
BOARD COMPENSATION FOR 2025
The Compensation Committee is responsible for reviewing the compensation of our non-management directors and may revise director compensation in its discretion. If a director is also one of our executive officers, we will not pay any compensation for services rendered as a director. Non-management director compensation in 2025 consisted of an annual cash fee and an annual grant of equity. We also provided an additional annual cash fee for the independent Chairman of the Board and the Chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees in the amounts set forth in the table below. All members of the Board are reimbursed for their costs and expenses in connection with attending Board meetings.
Base Annual Non-Management Director Compensation
The table below shows all cash and equity compensation paid to our non-management directors, including additional cash compensation for certain roles.
Position Held	Annual Cash Fee(1)	Annual Equity Grant(2)
Non-Management Director	$65,000	$120,000
Independent Chairman of the Board	$75,000	—
Audit Committee Chair	$25,000	—
Compensation Committee Chair	$20,000	—
Nominating and Corporate Governance Committee Chair	$17,500	—

(1)
Our directors have the option to receive fees in shares of common stock rather than in cash. The value of such shares of common stock is based on the 10-day average closing price of our common stock determined three days prior to the quarterly fee payment date. All of our non-management directors elected to receive shares of our common stock in lieu of cash for payment of the fees payable to them in 2025.

(2)
Represents the value of the 2025 annual grant of equity at the time of grant. Any non-management director who joins the Board in the future will receive an initial grant of LTIP units (“LTIP units”) of our operating partnership, STAG Industrial Operating Partnership, L.P. (our “Operating Partnership”), upon the commencement of his or her service. The LTIP units granted annually vest in four equal installments on a quarterly basis beginning on March 31, subject to the recipient’s continued service as a director. LTIP units can be converted to common units (“common units”) of our Operating Partnership on a one for one basis once a material equity transaction has occurred that results in the accretion of the member’s capital account to the economic equivalent of the common unit.

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BOARD OF DIRECTORS AND ITS COMMITTEES
The following table summarizes the compensation that we paid to our non-management directors in 2025:
2025 DIRECTOR COMPENSATION TABLE
Name	Fees Earned(1)	Stock Awards(2)(3)	Total
Benjamin S. Butcher	$65,000	$120,002	$185,002
Jit Kee Chin	$85,833	$120,002	$205,835
Virgis W. Colbert	$65,000	$120,002	$185,002
Michelle S. Dilley	$79,583	$120,002	$199,585
Jeffrey D. Furber	$85,000	$120,002	$205,002
Larry T. Guillemette	$140,000	$120,002	$260,002
Francis X. Jacoby III	$65,000	$120,002	$185,002
Christopher P. Marr	$67,917	$120,002	$187,919
Hans S. Weger	$69,167	$120,002	$189,169
Vicki Lundy Wilbon	$65,000	$120,002	$185,002

(1)
All of our non-management directors elected to receive shares of our common stock in lieu of cash for payment of the fees payable to them for their service in 2025. The aggregate numbers of shares of common stock earned by the non-management directors for their service in 2025 were as follows: Mr. Butcher, 1,816; Dr. Chin, 2,392; Mr. Colbert, 1,816; Ms. Dilley, 2,221; Mr. Furber, 2,376; Mr. Guillemette, 3,914; Mr. Jacoby, 1,816; Mr. Marr, 1,903; Mr. Weger, 1,940; and Ms. Wilbon, 1,816. These shares were issued based on the calculation previously disclosed in this proxy statement and are not indicative of the fair market value on the date the directors received the shares.

(2)
As of December 31, 2025, Mr. Butcher held an aggregate of 9,748 unvested LTIP units. All other outstanding LTIP units held by non-management directors as of December 31, 2025 were fully vested. As of December 31, 2025, the aggregate number of LTIP units held by each non-management director was as follows: Mr. Butcher, 587,254; Dr. Chin, 19,917; Mr. Colbert, 16,524; Ms. Dilley, 27,675; Mr. Furber, 55,576; Mr. Guillemette, 55,576; Mr. Jacoby, 55,576; Mr. Marr, 48,166; Mr. Weger, 55,576; and Ms. Wilbon 5,587.

(3)
Represents 3,812 LTIP units granted to each of Dr. Chin, Mses. Dilley and Wilbon, and Messrs. Butcher, Colbert, Furber, Guillemette, Jacoby, Marr, and Weger on January 7, 2025. The dollar value is computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”). See Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of our accounting of LTIP units and the assumptions used. The grant date fair value on January 7, 2025 was $31.48 per LTIP unit.

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CORPORATE RESPONSIBILITY
CORPORATE RESPONSIBILITY
We maintain a corporate responsibility program that incorporates sustainability, environmental, social, and governance initiatives, into our overall business, investment, and asset management strategies. During 2025, we continued to enhance and refine our corporate responsibility program and related initiatives.
To provide a Board-guided leadership structure to oversee and drive our sustainability initiatives, the charter of the Nominating and Corporate Governance Committee sets forth certain Board oversight responsibilities, including (i) reviewing and making recommendations on our sustainability policies and practices (and related policies for tenants, communities, and vendors), (ii) reviewing our sustainability risk oversight and management and related governance reporting, and (iii) reviewing our performance metrics concerning sustainability matters. For more information, see “Board of Directors and Its Committees—Board Committees—Nominating and Corporate Governance Committee” and “—Role of the Board in Risk Oversight” above.
Since December 2021, we have published our annual Sustainability Report that includes information regarding our policies and programs, historic results, and performance targets, including our long-term greenhouse gas reduction goal as approved by the SBTi. In 2024, we adopted a Corporate Sustainability and Resilience Policy to set a framework for embedding sustainability and other corporate responsibility considerations into our business decisions. Our Corporate Sustainability and Resilience Policy sets forth our vision statement under which our other, more specific corporate responsibility policies exist, and we believe that the framework it establishes serves our business objectives and aids us in creating long-term value for our stockholders and other stakeholders.
Our Sustainability Report, Corporate Sustainability and Resilience Policy and related policies, such as our Environmental Sustainability Policy, Human Rights Policy and Vendor Code of Conduct, are available under the “Corporate Responsibility” section of our website at www.stagindustrial.com.
ENVIRONMENTAL SUSTAINABILITY
2025 Environmental Sustainability Overview
As the long-term owner of industrial buildings, we have a vested interest in making investments and working with our tenants to create a portfolio of industrial buildings with modern sustainable features that will continue to meet tenant demand and help our tenants run their operations as efficiently as possible. While our tenants maintain operational control of the properties under triple-net leases, we seek to (i) identify, assess and manage environmental risks and opportunities at our properties, (ii) collaborate with our tenants on sustainable strategies to optimize property performance, and (iii) partner with our tenants to improve the efficiency of our properties through the implementation of environmentally focused practices and solutions. We have made progress on environmental issues in four primary areas:
(1)
Energy Savings—With respect to our investments to garner energy savings, we are working with our tenants to accelerate the replacement of inefficient equipment, including modernization of lighting and HVAC equipment, and, in doing so, generate significant electrical and natural gas cost savings, decrease resource consumption, and increase the value of and return on our properties. These cost savings initially accrue to the tenants under our triple-net leases, but will make our buildings more competitive and attractive to potential tenants when exposed to market conditions in future lease negotiations. In addition, when one of our buildings becomes vacant, we advance, when practicable, these cost-saving modernization efforts on our own initiative.

(2)
Alternative Energy—With respect to alternative energy systems, the most promising technology for local power generation at our industrial sites is solar (photovoltaic). We have been pursuing solar panel installations in the states that are most receptive to these installations.

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(3)
Energy Consumption—With respect to energy consumption, through the terms in our standard lease agreement, we are working with our tenants to develop more transparency in the energy consumption at our buildings. Our standard form of lease requires tenants to share utility usage so that we can identify those of our buildings that are outliers with respect to energy consumption. Our capital decisions are then prioritized based on where deployment would yield maximum utility savings.

(4)
Reflective Roofing—With respect to the conversion of our portfolio from non-reflective to reflective roofing, we continue to use white membranes in the majority of our re-roof projects. These white, or cool, roofs reflect sunlight and reduce the heat load on our buildings, which allows our tenants to keep the buildings at comfortable temperatures while minimizing utility usage.

2025 Environmental Sustainability Highlights
During 2025, we enhanced our environmental programs and achieved the following milestones and accomplishments:
GRESB “A” SCORE
Since 2022, we have achieved a public disclosure assessment score of “A” from the GRESB, which is an entity that provides a ranking system to evaluate and compare sustainability efforts in the real estate industry. Our “A” score compares favorably to the average score of “B” for all companies, globally, rated by GRESB and to the average score of “B” for the 10 industrial real estate companies in our GRESB comparison group. As of December 2025, we were ranked fourth out of the 10 industrial real estate companies rated by GRESB in its public disclosure assessment.

SOLAR PANEL INSTALLATIONS
We continue to make renewable energy accessible to our tenants nationwide, leasing rooftop space to solar businesses that generate electricity that is either purchased by the utility and distributed locally or, where there are community solar programs, residential customers and businesses receive discounted clean electricity. We have completed solar projects with an aggregate capacity of 30.3 megawatts as of December 31, 2025. Since year end, we added approximately 6.9 megawatts of capacity, and we are evaluating a number of opportunities to install additional solar projects over the next several years.

GREEN LEASE LEADER—GOLD LEVEL
In 2020, 2023, and 2026, we were recognized by the Institute for Market Transformation as a Green Lease Leader at the “Gold” level. We achieved this recognition by modifying our standard form of lease to require sharing of tenant utility usage so that we can identify those of our buildings that are outliers with respect to energy consumption.

REFLECTIVE ROOFING
Since 2015, the majority of our roof replacements utilized reflective roofing, which typically is a white membrane that reflects sunlight and reduces building heat load and utility consumption. As of December 31, 2025, approximately 48% of our buildings benefited from reflective roofing.

LIGHTING CONVERSIONS
As of December 31, 2025, we had fluorescent or LED lighting systems in more than 90% of our portfolio. Since 2016, we have replaced less efficient lights with LED systems in approximately 39.7 million square feet of our portfolio.

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CORPORATE RESPONSIBILITY
Environmental Sustainability Policy
We adopted an Environmental Sustainability Policy, which outlines our practices regarding understanding environmental risks and opportunities in our business and promoting greater tenant engagement and awareness and responsibility among our employees. Our Environmental Sustainability Policy is available under the “Corporate Responsibility” section of our website at www.stagindustrial.com.
Tenant Engagement on Environmental Policies
With respect to the properties in our existing portfolio, we are committed to appropriate environmental stewardship, monitoring the performance of our responsible investments and measuring our progress toward improving the environmental footprint of our properties through the implementation of targeted environmental efficiency projects and equipment upgrades, such as solar panel systems and LED lighting. From time to time, we conduct a tenant survey to provide an opportunity for tenants to provide feedback on their properties that they did not communicate during our physical visits each year. We also use the survey as an opportunity to remind tenants that we are willing to finance capital improvements that lead to energy savings and to promote our capital investment program, where we invest additional capital in the building and, to pay for the project, receive monthly payments from the tenant that are less than or equal to the monthly savings realized through execution of the project. This program allows for a more efficient building at similar or reduced monthly operational cost.
Environmental Considerations in Investment Decisions
We are a growth-oriented company, and much of our growth comes from acquisitions. Accordingly, we believe our environmental strategies are most effective if they influence how we price and purchase a building, rather than being restricted to incremental improvement of already-owned real estate. We employ responsible investing practices as part of our acquisition due diligence process. Where feasible, in considering potential acquisitions, we evaluate and underwrite building systems, equipment, and technologies that improve efficiency and conserve natural resources.
SOCIAL RESPONSIBILITY AND HUMAN RIGHTS
We are committed to good corporate citizenship. This commitment to social responsibility and human rights extends to all, including employees, tenants, communities, investors, suppliers, and visitors. Our mission is to extend our financial resources, time and core values and principles to improve our communities and to provide a work environment that attracts, develops, and retains high-performing individuals and that treats employees with dignity and respect.
Human Rights Policy
To evidence our commitment to maintaining a work environment where every employee is treated with dignity and respect, is free from discrimination and harassment, and is allowed to devote their full attention and best efforts to performing their job to the best of their respective abilities, the Board has adopted a Human Rights Policy. This policy solidifies our core principles regarding equal opportunity, competitive compensation, ethical behavior, workplace safety, open, and risk-free communication and legal compliance. These commitments align seamlessly with our pledge to provide a work environment that attracts, develops, and retains top talent by affording our employees an engaging work experience that allows for career development and opportunities for meaningful civic involvement. A copy of our Human Rights Policy is available under the “Corporate Responsibility” section of our website at www.stagindustrial.com.
Employee Engagement
We continually assess and strive to enhance employee satisfaction and engagement. Since our initial public offering in 2011, our employee headcount has increased from 26 employees to 93 employees at year end 2025, an increase of approximately 258%, while maintaining a low attrition rate. Our 93 employees as of December 31, 2025, have an average tenure of more than seven years.

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We recognize that our employees, more than any other stakeholder, best understand our employee engagement and culture. Since 2018, we have participated in or conducted external and internal employee surveys that provided employees an opportunity to share their perspectives on what is and is not working within our organization. For example, we have participated in a third-party survey of our employees designed to identify opportunities for improving employee engagement and business success. The results of the survey included benchmarking scores against comparably-sized businesses. In addition, we previously conducted an internally-developed survey of our employees centered on culture (as opposed to engagement). We created the survey based on professional frameworks to assess how our employees view our culture by archetype and gain insight on what makes certain employees successful. The results of this survey helped us better understand employee morale, satisfaction, and engagement and have informed our strategies for improving our culture and communications with employees.
Diversity and Inclusion
We offer equal employment opportunities to all of our employees and seek to foster a diverse and vibrant workplace with employees who possess a broad range of experiences, backgrounds, and skills. We are committed to promoting diversity and inclusion within our Company culture and throughout our operations. We believe diversity in the workplace contributes to a more positive and productive environment. We are further committed to creating a respectful environment in which our employees can flourish. As part of that commitment, we endeavor to maintain a workplace free from discrimination and harassment on the basis of race, color, religion, creed, gender, gender identity, or expression, sexual orientation, genetic information, national origin, ancestry, age, disability, military, or veteran status, and political affiliation or activities, among others. We conduct training to prevent discrimination and harassment and monitor and address employee conduct.
Employee Compensation and Benefit Programs
We are committed to compensating our employees at competitive industry rates while, at the same time, monitoring our compensation programs to ensure that we are continuously attracting and retaining top talent. We also provide our employees with highly competitive health and wellness benefits, including medical, dental, vision, life, and short-term disability insurance, with the premiums entirely paid by us. We also offer flexible spending accounts for medical care, a program to pay commuting and office parking costs with pre-tax income and a competitive vacation policy, including paid holidays, personal time off, and a variety of leave benefits.
Employee Training and Development
We believe that our employees’ training and development is critical to our long-term success. Our employees are offered regular opportunities to participate in personal growth and professional development programs and social or team building events. We believe that developing our employees through skill building, mentorship and educational opportunities fosters a more collaborative and sustainable work environment. We also recognize the importance of preparing employees for upward mobility and ensuring employees are capable of assuming other roles and responsibilities within the organization. We seek to identify and develop future leaders within our Company and periodically review with our Chief Executive Officer and the Board the identity, skills, and characteristics of those persons who could succeed to senior and executive positions. For additional information on our management succession plans, see “Board of Directors and Its Committees—Role of the Board in Risk Oversight—Management Succession Plans” above.
Corporate Donations and Volunteering
We strive to collaborate with local non-profit organizations that provide opportunities to inspire and empower children and young adults. Our employees demonstrate their personal commitment by volunteering time and resources into these organizations that we believe will help children and young adults realize their potential and make an impact to future generations.

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CORPORATE RESPONSIBILITY
During 2025, we continued to support several local and national charities with a focus on child welfare and youth empowerment:
CHARITABLE ACTION COMMITTEE
The CAC promotes quality interaction with our local community in Boston. The CAC is funded by our Company and managed by volunteer employees with differing seniorities and responsibilities. We support several local and national charities, through a combination of financial support (both direct and employee matching) and volunteer activities (such as food and clothing distribution, habitat improvement, etc.), with a focus on supporting children and young adults to help them achieve their potential and to benefit future generations.

More information about our corporate donations and volunteer activities is available under “Social Responsibility” in the “Corporate Responsibility” section of our website at www.stagindustrial.com.

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CORPORATE RESPONSIBILITY
CORPORATE GOVERNANCE AND ETHICAL BUSINESS PRACTICES
Corporate Governance Overview
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
Annual election of directors to the Board
Majority voting standard for the election of directors (with a director resignation policy)
Regular executive sessions of independent directors
Independent Board; nine of our 11 directors are “independent” under NYSE rules
Designation of an independent Chairman of the Board
All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent” under NYSE rules
All five members of the Audit Committee qualify as “audit committee financial experts” as defined by the SEC
Diverse Board; three of our directors are women, one of whom is Asian and one of whom is Black/ African American, and another one of our directors is Black/African American
Annual Board, committee and director self-evaluations, assisted by outside counsel
Regular Board review of management succession plans
Stockholder ability to amend our Bylaws
No stockholder rights plan (i.e., “poison pill”) without stockholder approval or ratification
Opted out of Maryland control share acquisition and business combination statutes and may not opt back in without stockholder approval
Robust Stock Ownership Guidelines for executive officers and non-management directors
Anti-hedging and anti-pledging policies
Clawback Policy for incentive-based executive compensation
Code of Business Conduct and Ethics for employees and directors
For more information about the Board and its committees, including Board elections, leadership, independence, and policies related to annual self-evaluations and oversight of risk management, see “Board of Directors and Its Committees” above.
Vendor Code of Conduct
We encourage all our vendors to join our commitment to moral and ethical standards in conducting their businesses, and to refrain from engaging in or tolerating any unethical, improper, or immoral business practices, including, but not limited to, bribery, corruption, extortion, fraud, or misrepresentation. To promote that effort, the Board has adopted a Vendor Code of Conduct, which sets vendor standards for fair and ethical business practices, safe labor conditions, respect for human rights, and environmental stewardship. A copy of our Vendor Code of Conduct is available under the “Corporate Responsibility” tab of our website at www.stagindustrial.com.

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CORPORATE RESPONSIBILITY
Stockholder Engagement
Our management team participates in an active stockholder engagement process each year:
We provide institutional investors with many opportunities and events to provide feedback directly to our management team throughout the year, including formal events, one-on-one sessions and group meetings. During 2025, our management team attended (in-person and virtually) seven investor conferences and numerous other individual investor meetings, where they met with more than 115 institutional investors. These meetings covered a range of topics, including our financial condition and results of operations, our investment, finance and operation strategies, our stock price performance, economic, industry and market trends, our sustainability and executive compensation policies, and other matters. In addition to, and apart from, our regular investor meetings, we speak exclusively about our sustainability and executive compensation policies with a number of our investors each year.
We engage with stockholders throughout the year in order to:
•
provide visibility and transparency into our business, performance, and corporate practices;

•
hear from our stockholders about issues that are important to them and their expectations for our Company; and

•
assess emerging issues that may affect our business, inform our decision making, enhance our public disclosures, and help shape our practices.

Our management team recognizes the benefits that come from this dialogue with our stockholders. Stockholder feedback is thoughtfully considered and has led to modifications in our sustainability practices, executive compensation program, and public disclosures.
Enhancing Board Diversity
We are committed to diversity and recognize the benefits of having a diverse Board. We view increasing diversity at the Board level as essential to maintaining our competitive advantage and supporting the attainment of our strategic objectives. Not only does diversity promote the inclusion of different perspectives and ideas, and ensure that we have the opportunity to benefit from all available talent, but the promotion of a diverse Board also makes prudent business sense and makes for better corporate governance. We believe that a truly diverse Board will include and make good use of differences in the skills, regional and industry experience, background, race, gender, cultural, and other distinctions between directors. These differences are considered in determining the optimum composition of the Board. All

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Board appointments are based on merit, in the context of the skills, experience, independence, and knowledge which the Board as a whole requires to be effective.
As part of the annual performance evaluation of the effectiveness of the Board, Board committees and individual directors (described above under “Board of Directors and Its Committees—Board and Committee Evaluations”), the Nominating and Corporate Governance Committee considers the balance of skills, experience, independence, and knowledge of our Company, the diversity representation of the Board, including gender, ethnicity, and race, how the Board works together as a unit, and other factors relevant to its effectiveness.
Stock Ownership Guidelines
The Compensation Committee monitors the Stock Ownership Guidelines that apply to our executive officers and non-management directors. Our Stock Ownership Guidelines require that our executive officers and non-management directors own qualified securities as follows:
STOCK OWNERSHIP GUIDELINES
Chief Executive Officer	6x base salary
Other Executive Officers	3x base salary
Non-Management Directors	5x base salary
Qualified securities include common stock, preferred stock, common units, and LTIP units, whether owned directly or indirectly. Newly appointed executive officers and non-management directors will have up to five years to comply with our Stock Ownership Guidelines. As of the date hereof, all of our executive officers and non-management directors are in compliance with our Stock Ownership Guidelines.
Prohibition Against Hedging and Pledging
Our Insider Trading Policy prohibits our officers, directors, employees, and their respective family members from, among other prohibited activities, engaging in short-term, speculative and other transactions in our securities that may lead to inadvertent violations of insider trading laws, including, (i) directly or indirectly engaging in strategies using puts, calls, equity swaps, or other derivative securities on an exchange or in any other market in order to hedge or offset any decreases in the market value of any directly or indirectly owned securities of the Company, (ii) engaging in short sale or forward sale transactions or any short-term, speculative, or other transactions in our securities that may lead to inadvertent violations of insider trading laws, and (iii) pledging our securities as collateral for a loan or otherwise using our securities to secure a debt, including through the use of traditional margin accounts with a broker. In addition, our Code of Business Conduct and Ethics addresses our commitment to full compliance with the laws and regulations of the cities, states, and countries in which we operate. We believe our Insider Trading Policy and Code of Business Conduct and Ethics are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. The full text of our Insider Trading Policy has been filed as an exhibit to our Annual Report on Form 10-K.
Clawback Policy
In accordance with applicable laws and NYSE listing standards, effective as of November 1, 2023, the Board adopted our Clawback Policy that requires the recovery of certain “incentive-based compensation” (as defined in the policy) received by our current or former executive officers (as defined in Rule 16a-1(f) under the Exchange Act) in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. securities laws. Under our Clawback Policy, unless an exception applies, we will seek to recover the portion of incentive-based compensation paid to our current and former executive officers during a specified look-back period that would not have been earned had our restated financial statements been used in the determination of the amount of incentive-based compensation originally awarded. No events triggering a right to a clawback or recoupment pursuant to our Clawback Policy occurred in 2025. The full text of our Clawback Policy has been filed as an exhibit to our Annual Report on Form 10-K.

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CORPORATE RESPONSIBILITY
Equity Grant and Approval Timing Practices
We maintain a long-term equity incentive compensation program that is intended to further align our executives officers’ interests with those of our stockholders. Long-term equity incentive awards are granted annually under the Equity Incentive Plan. The Compensation Committee approves the annual long-term equity incentive awards in early January of each year. In certain circumstances, such as the hiring, promotion, or retention of an individual the Compensation Committee may approve grants to be effective at other times throughout the year. Our long-term equity incentive compensation program does not currently include regular stock option grants. Equity awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates.
OTHER CORPORATE GOVERNANCE MATTERS
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a Code of Business Conduct and Ethics and Corporate Governance Guidelines that apply to all of our executive officers and employees and each member of the Board. The Corporate Governance Guidelines provide the framework for the governance of our Company and represent the Board’s current views with respect to selected corporate governance issues considered to be of significance to our stockholders. The Corporate Governance Guidelines direct the Board’s actions with respect to, among other things, Board composition and director qualifications, selection of our Chief Executive Officer, Chairman of the Board and Lead Independent Director (as applicable), composition of the Board’s standing committees, director resignation policy, executive sessions, stockholder communications with the Board, management succession planning, and the Board’s annual performance evaluation.
Within the time period required by the SEC, we will disclose on our website any amendment to the Code of Business Conduct and Ethics and any waiver applicable to any director, executive officer, or senior financial officer of any provision of the Code of Business Conduct and Ethics that would otherwise be required to be disclosed under the rules of the SEC or the NYSE.
Copies of the Code of Business Conduct and Ethics and Corporate Governance Guidelines are available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com. Copies of such documents are also available in print to any stockholder who requests them. Requests should be sent STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Jeffrey M. Sullivan, Executive Vice President, General Counsel and Secretary.
Related Party Transactions
The Board has adopted a policy for the review and approval of related party transactions requiring disclosure under Rule 404(a) of Regulation S-K promulgated by the SEC. The policy provides that the Nominating and Corporate Governance Committee is responsible for reviewing and approving or disapproving all related party transactions, including any transaction, arrangement, or relationship in which (i) the amount involved may be expected to exceed $120,000 in any fiscal year, (ii) we will be a participant, and (iii) a “related person” has a direct or indirect material interest. A “related person” is defined as an executive officer, director, or nominee for election as director, or a greater than 5% beneficial owner of our common stock, or an immediate family member of the foregoing. See “Certain Relationships and Related Party Transactions.”
Conflicts of Interests
Our Code of Business Conduct and Ethics expressly prohibits the continuation of any conflict of interest by an employee, officer, or director except under guidelines approved by the Board. Our policies provide that any transaction involving us in which any of our directors or officers has a material interest must be approved by a vote of a majority of our disinterested directors. Our Code of Business Conduct and Ethics requires any employee, officer, or director to report any actual conflict of interest to our compliance officer

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(our General Counsel), who will then seek guidance from the Board. In addition, our Corporate Governance Guidelines require that each member of the Board consult the Chairman of the Board in advance of accepting an invitation to serve on another company’s board should there be a possible conflict and notify the Nominating and Corporate Governance Committee in writing of the outcome. Because the facts and circumstances regarding potential conflicts are difficult to predict, the Board has not adopted a written policy for evaluating conflicts of interests. If a conflict of interest arises, the Board will review, among other things, the facts and circumstances of the conflict, our applicable corporate governance policies, the effects of any potential waivers of those policies, applicable state law, and applicable NYSE rules, and will consider the advice of counsel before making any decisions regarding the conflict.
Communication with the Board, Independent Directors, and the Audit Committee
The Board may be contacted by any party via mail or e-mail at the addresses listed below:
Board of Directors
STAG Industrial, Inc.
One Federal Street, 23rd Floor
Boston, Massachusetts 02110
boardofdirectors@stagindustrial.com
We believe that providing a method for interested parties to communicate directly with our independent directors, rather than to the full Board, would provide a more confidential, candid, and efficient method of relaying any interested party’s concerns or comments. The presiding director of independent executive sessions of directors is the independent Chairman of the Board and may be contacted by any party via mail or e-mail at the addresses listed below:
Independent Chairman of the Board
STAG Industrial, Inc.
One Federal Street, 23rd Floor
Boston, Massachusetts 02110
leadindependentdirector@stagindustrial.com
The Audit Committee has adopted a process for anyone to send communications to the Audit Committee with concerns or complaints concerning our regulatory compliance, accounting, audit, or internal controls. The Audit Committee may be contacted by any party via mail or e-mail at the addresses listed below:
Chair
Audit Committee
STAG Industrial, Inc.
One Federal Street, 23rd Floor
Boston, Massachusetts 02110
auditcommittee@stagindustrial.com
Alternatively, anyone may call our whistleblower hotline toll-free at (877) 472-2110. A copy of our whistleblower policy is available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com.
Relevant communications are distributed to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded or redirected, as appropriate, including, among others, business solicitations or advertisements, junk mail, spam, surveys, and other mass mailings, and resumes and other forms of job inquiries. In addition, material that is unduly hostile, threatening, potentially illegal or similarly unsuitable will be excluded; however, any communication that is excluded will be made available to any outside director upon request.

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COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This section discusses the principles underlying the material components of our compensation program for our executive officers and the factors relevant to an analysis of our compensatory policies and decisions. Our “named executive officers” for 2025 are set forth below:
NAME	POSITION
William R. Crooker	President and Chief Executive Officer
Michael C. Chase	Executive Vice President and Chief Investment Officer
Steven T. Kimball	Executive Vice President and Chief Operating Officer
Matts S. Pinard	Executive Vice President, Chief Financial Officer and Treasurer
Jeffrey M. Sullivan	Executive Vice President, General Counsel and Secretary
EXECUTIVE SUMMARY
Business and Financial Performance Highlights
During 2025, we continued to deliver strong operating and financial results, while creating significant long-term value for our stockholders. Key highlights include the following:
Our acquisition platform and process continue to drive external growth.

•
Since our initial public offering in 2011, as of December 31, 2025, we have deployed approximately $8.9 billion of capital, representing the acquisition of 648 buildings, land parcels, and buildings under development, totaling approximately 130.7 million rentable square feet.

•
During 2025, we acquired 13 buildings totaling approximately 3.8 million rentable square feet for a total purchase price of approximately $457.6 million, including two vacant land parcels.

Our well-managed balance sheet enables capital access and liquidity and facilitates our strategic growth.

•
As of December 31, 2025, our ratio of net debt to total real estate cost basis was approximately 38.2% and our ratio of total long-term indebtedness to total enterprise value was approximately 31.6%.

•
During 2025:

—
We sold 11 buildings for a total sales price of approximately $171.0 million.

—
We maintained two investment grade ratings from nationally recognized statistical rating agencies.

—
We paid a monthly dividend on shares of our common stock at an annualized rate of $1.49 per share, which represents a dividend yield of approximately 4.1% based on the year end closing stock price of $36.76.

We continue to execute on our operational goals and maintained strong occupancy during the year.

•
As of December 31, 2025, we achieved an occupancy rate of 96.4% on our total portfolio and 97.2% on our operating portfolio.

Our operating and financial performance has translated into significant long-term stockholder returns.

•
We believe that the value created from an investment in real estate should be assessed over a long-term period, and our strategy has focused on long-term value creation.

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COMPENSATION DISCUSSION AND ANALYSIS
•
Through the end of 2025, our cumulative TSR performance has been +99.7% over seven years, +43.9% over five years, +28.7% over three years, and +13.3% over one year. The four charts below show our performance over seven-, five-, three-, and one-year periods relative to the MSCI US REIT Index and the Nareit Industrial Index.

7-Year Cumulative TSR

125.0%
100.0%
75.0%
50.0%
25.0%
0.0%
99.7%
60.0%
94.0%
STAG
MSCI US REIT INDEX
NAREIT INDUSTRIAL INDEX

5-Year Cumulative TSR

50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
43.9%
37.5%
15.3%
STAG
MSCI US REIT INDEX
NAREIT INDUSTRIAL INDEX

3-Year Cumulative TSR

40.0%
30.0%
20.0%
10.0%
0.0%
28.7%
27.3%
4.5%
STAG
MSCI US REIT INDEX
NAREIT INDUSTRIAL INDEX

1-Year Cumulative TSR

15.0%
10.0%
5.0%
0.0%
13.3%
2.9%
7.6%
STAG
MSCI US REIT INDEX
NAREIT INDUSTRIAL INDEX

•
Our TSR for 2025 placed us at approximately the 60th percentile and the 72nd percentile in our 2025 industry peer group and the group of companies constituting the MSCI US REIT Index, respectively.

Our investment strategy and execution generate significant cash flow and earnings growth.

•
For 2025:

—
Net income was approximately $279.3 million as compared to net income of approximately $193.3 million in 2024, an increase of approximately 44.5%. These amounts included approximately $93.8 million and $32.3 million of gain from sales of properties in 2025 and 2024, respectively. Excluding gain from sales of properties, our net income increased by approximately 15.2% from 2024 to 2025.

—
FFO was approximately $487.9 million as compared to FFO of approximately $458.7 million in 2024, an increase of approximately 6.4%.

—
NOI was approximately $673.4 million as compared to NOI of approximately $612.6 million in 2024, an increase of approximately 9.9%.

•
During 2025, we continued to increase our annual revenue by, among other matters, actively managing our portfolio, completing acquisitions in our robust investment pipeline and executing build-to-suit and development transactions.

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COMPENSATION DISCUSSION AND ANALYSIS
Five-Year Annual Revenue & Year-Over-Year Revenue Growth
Please refer to Appendix A attached hereto for certain definitions and reconciliations of FFO and NOI to the nearest measure under GAAP.
2025 Say-On-Pay Vote
The Compensation Committee considers the outcome of the annual stockholder advisory vote on executive compensation when making decisions relating to the compensation of our named executive officers and our executive compensation program generally. At the 2025 annual meeting of stockholders, our stockholders approved the compensation paid to our then-serving named executive officers in a non-binding advisory vote. Approximately 96.2% of the votes cast were in favor of the 2024 compensation of our then-serving named executive officers. The Compensation Committee reviewed the say-on-pay results and, after considering the positive stockholder support and the fact that we have consistently received strong support for our annual say-on-pay proposal since we revised our executive compensation program in 2019, determined that our 2025 executive compensation program would maintain a similar construct to our recent programs.
Average 2023-2025	2025

Executive Compensation Program Highlights
Our executive compensation program is designed to attract and retain high-caliber executive officers and employees and provide incentives by rewarding employee contributions that are consistent with our corporate objectives and stockholder interests. It is our policy to provide a competitive total compensation package and share our success with our named executive officers, as well as our other employees, when our objectives are met.

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COMPENSATION DISCUSSION AND ANALYSIS
Below are certain key features of our current executive compensation practices, including both the practices we believe drive performance and the practices we have not implemented because we do not believe they would serve our stockholders’ long-term interests:
What We Do	What We Don’t Do

We mitigate undue risk by using multiple performance targets, and robust Board and management processes to identify risk.

We tie a substantial majority of compensation to performance based on Company financial and operational goals and individual performance goals.

We measure performance against multiple metrics and indices to avoid the risk of poor correlation of performance and reward.

We require positive TSR (25% or greater) as a condition to higher payouts under the awards of performance units; and relative TSR below the 30th percentile results in no payout on the performance units.

The Equity Incentive Plan generally requires a minimum one-year vesting period for stock options and stock appreciation rights.

Our employment agreements include reasonable severance provisions and generally provide for cash payments after a change of control only if an employee is also terminated within one year (a double-trigger).

We provide modest perquisites that have a sound benefit to our business.

The Compensation Committee benefits from its utilization of an independent compensation consulting firm.

We maintain Stock Ownership Guidelines for executive officers and directors and a Clawback Policy for incentive-based executive compensation.

We do not believe the executive compensation program creates risks that are reasonably likely to pose a material adverse impact to our Company.

We do not guarantee annual base salary increases or bonuses of a minimum amount (bonuses can be zero).

We do not provide uncapped bonuses.

We do not reprice stock options or stock appreciation rights without stockholder approval.

We do not discount exercise or base prices, exercise or base prices may not be less than the grant date fair market value of our common stock.

We prohibit liberal share recycling and we may not reuse shares that are withheld or delivered for tax withholdings or exercise prices or use “net share counting” for stock appreciation rights.

Our employment agreements do not include tax gross-up provisions with respect to payments contingent upon a change of control. We do not have pension plans.

We do not distribute dividends on unearned performance unit awards.

We do not use the compensation consulting firm for services that are not related to compensation, succession planning, or executive assessments.

We prohibit hedging and pledging of our common stock by executive officers and directors.

EXECUTIVE COMPENSATION OBJECTIVES AND PHILOSOPHY
Objectives of Our Executive Compensation Program
The Compensation Committee’s overarching goal is to attract and maintain an excellent executive management team that enhances stockholder value over the long term. The executive compensation program is, therefore, designed to provide substantial incentives to focus executive management’s efforts accordingly. The compensation program also is designed to encourage and reward executives who contribute to our financial, operational and TSR performance by successfully executing our business strategy, providing thoughtful and creative stewardship, and exhibiting outstanding performance. The specific objectives of the compensation program are to:
•
align the interests of our executive officers with the interests of our stockholders;

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COMPENSATION DISCUSSION AND ANALYSIS
•
encourage and maintain a performance-driven Company culture;

•
provide the Compensation Committee with the flexibility and discretion to adjust executive compensation to appropriately reflect both individual circumstances and variable business conditions; and

•
attract and retain talented and experienced executive officers.

Pay-for-Performance Philosophy
The executive compensation program provides our named executive officers with a multi-faceted compensation package that includes a base salary, the opportunity to earn an annual cash incentive bonus, and the opportunity to earn annual equity awards. A substantial majority of executive compensation is tied to our performance and is not guaranteed. The Compensation Committee sets clear goals for Company performance and differentiates certain elements of executive compensation based on individual achievement. Consistent with these objectives, executive compensation for 2025 was heavily weighted toward (i) Company financial and operational performance metrics for our annual cash incentive bonuses, and (ii) Company TSR performance for our long-term equity incentive awards the Equity Incentive Plan.
The diagram below depicts the 2025 cash and equity compensation of Mr. Crooker, our Chief Executive Officer. The diagram demonstrates that a substantial majority of our Chief Executive Officer’s 2025 compensation (approximately 86%) was variable and strongly aligned with the interests of our stockholders because it was determined by, or depended on, our performance or its value fluctuates with the price of our common stock. Approximately 14% of our Chief Executive Officer’s 2025 compensation was fixed base salary that was not dependent on our stock price performance.
2025 CEO Compensation

(1)
“Performance based and at risk” means the applicable compensation is determined by or depends on Company and individual performance goals (including TSR) or its value fluctuates with the price of our common stock.

Final Results of 2023 Performance Units—Alignment of Pay and Performance
In January 2023, we issued performance units under the Equity Incentive Plan to each then-serving executive officer, which provided such then-serving executive officer the opportunity to earn a target number of units as determined by our relative and absolute TSR performance over a three-year performance period compared to pre-established quantitative performance metrics. Half of the value of our performance units is limited to target unless our absolute TSR over the measuring period is very strong (+25%). The following

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COMPENSATION DISCUSSION AND ANALYSIS
table shows the performance metrics and ultimate 155% achievement for the performance units at the completion of the three-year performance period from January 1, 2023 through December 31, 2025.
	Performance Metrics
Benchmark	30th Percentile	55th Percentile	75th Percentile	95th Percentile	Performance Result(1)	Metric Payout Percentage	Weighting	Calculated Payout Percentage(2)
Industry Peer Group	50% Earned	100% Earned	200% Earned	N/A	70th Percentile	174.5%	50%	87.3%
MSCI US REIT Index(3)	50% Earned	100% Earned	200% Earned	300% Earned	62nd Percentile	134.4%	50%	67.2%
	Total Calculated Payout Percentage:							154.5%

(1)
Rounded to the nearest whole percentile.

(2)
Excludes deemed dividend shares.

(3)
Awards above 100% for this benchmark require us to achieve a minimum absolute TSR of 25%. Our absolute TSR for the performance period from January 1, 2023 through December 31, 2025 was 29.8%.

Historical Results of Settled Performance Units and Status of Pending Performance Units
Comparing the results for our performance units issued in 2023 (155% of target for the 2023-2025 measuring period) to the results for performance units issued in prior years illustrates the true variability of our long-term equity incentive compensation program. The total percentage of target achieved for the 2020-2022, 2021-2023, and 2022-2024 performance units was 130%, 192%, and 106%, respectively, as shown in the graphic below.
Historical Results of Settled Performance Units
The status of our outstanding performance units granted in 2024 and 2025 further demonstrates the appropriate variability and performance alignment of our program. The graphic below shows completion level and payout as a percentage of target for our 2023 performance units (fully completed and settled, as noted above), 2024 performance units (two-thirds through the measuring period at most recent year end), and 2025 performance units (one-third through the measuring period at most recent year end) based on performance as of December 31, 2025.

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COMPENSATION DISCUSSION AND ANALYSIS
PERFORMANCE-BASED EQUITY INCENTIVES
THROUGH DECEMBER 31, 2025
HOW WE DETERMINE EXECUTIVE COMPENSATION
The Compensation Committee is composed of five independent directors, Ms. Dilley and Messrs. Colbert, Furber (Chair), Guillemette, and Weger. The Compensation Committee exercises independent discretion with respect to executive compensation matters and administers our equity incentive program, including reviewing and approving equity grants to our named executive officers pursuant to the Equity Incentive Plan. The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available under “Corporate Governance” in the “Investor Relations” section of our website at www.stagindustrial.com.
The compensation arrangement with each named executive officer is memorialized in his employment agreement, as described below in “Executive Officer Compensation Tables—Employment Agreements.” In making compensation decisions for 2025, the Compensation Committee evaluated the performance of our Chief Executive Officer and, together with our Chief Executive Officer, assessed the individual performance of the other named executive officers. The Compensation Committee also reviewed market-based compensation data provided by its independent compensation consultant, Ferguson Partners Consulting (“FPC”), and from data publicly available from other sources such as the National Association of Real Estate Investment Trusts (“Nareit”).
Engagement of Compensation Consultant
The Compensation Committee is authorized to retain the services of one or more executive compensation consultants, in its discretion, to assist with the establishment and review of our compensation programs and related policies.
For compensation advice in 2025, the Compensation Committee engaged FPC, an independent compensation consulting firm. The Compensation Committee has the sole authority to hire, terminate, and set the terms of any future engagement of FPC or any other compensation consultant. FPC provides the Compensation Committee with market-based compensation data to assist the committee in the implementation of our comprehensive executive compensation program. In connection with these efforts, FPC prepared reports that included compensation analyses for each executive position, a recommended peer group for the Company and a description of the methodology used to provide the compensation analyses. FPC researched competitive market practices, reviewed the proxy statements of its recommended peer group and checked its own proprietary information data bases. The Compensation Committee reviewed the peer group compensation analyses and methodology provided to the Company and approved the 2025 executive compensation program.

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COMPENSATION DISCUSSION AND ANALYSIS
Peer Groups
For the 2025 performance units, the Compensation Committee used the following nine companies that primarily own industrial real estate (the “industry peer group”):
Americold Realty Trust, Inc.	Innovative Industrial Properties, Inc.	Prologis, Inc.
EastGroup Properties, Inc.	LXP Industrial Trust	Rexford Industrial Realty, Inc.
First Industrial Realty Trust, Inc.	Plymouth Industrial REIT, Inc.(1)	Terreno Realty Corporation

(1)
On January 27, 2026, Plymouth Industrial REIT, Inc. completed its previously announced merger and ceased to exist as a standalone publicly-traded company.

For more information regarding how the Compensation Committee used the industry peer group to determine the 2025 performance units, see “—Equity Incentive Compensation Program—Performance Units.”
In 2025, to assist in assessing our executive compensation generally and in comparing our executives’ compensation to market levels, the Compensation Committee considered a report from FPC that analyzed executive compensation at 13 companies (shown in the table below) with total debt and equity capitalizations, as of August 31, 2025, ranging from approximately $4.3 billion to $18.0 billion, median and average total capitalizations of approximately $9.6 billion and $9.9 billion, respectively, and diverse investment strategies, including industrial, health care, lodging, shopping center and other retail, which FPC determined to be the appropriate peers for such purposes. By comparison, our total capitalization was approximately $10.0 billion as of August 31, 2025.
Agree Realty Corporation	NNN REIT, Inc.
Americold Realty Trust, Inc.	Omega Healthcare Investors, Inc.
Brixmor Property Group Inc.	Park Hotels & Resorts Inc.
Broadstone Net Lease, Inc.	Rexford Industrial Realty, Inc.
EastGroup Properties, Inc.	Sabra Health Care REIT, Inc.
First Industrial Realty Trust, Inc.	Terreno Realty Corporation
LXP Industrial Trust
KEY ELEMENTS OF EXECUTIVE COMPENSATION
The key elements of our executive compensation program are designed to be flexible and complementary and to support, collectively, the goals and objectives of the Compensation Committee. The following table summarizes the key elements of our executive compensation program for our named executive officers and each element’s program objectives, including annual cash compensation and equity awards. A more detailed discussion of each element of our executive compensation program follows this table.

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COMPENSATION DISCUSSION AND ANALYSIS
ELEMENT	DESCRIPTION	OBJECTIVES
ANNUAL CASH COMPENSATION
Annual Base Salary	Fixed cash compensation. Reviewed and adjusted periodically. Annual base salaries for executives are intended to be less than 25% of total annual target compensation.
•
Attract and retain executives

•
Provide steady source of income sufficient to permit executives to focus effectively on their professional responsibilities

•
Help ensure that total cash compensation is competitive but not above market

Annual Cash Incentive Bonus Program	“At risk” variable cash compensation based on Company performance goals and individual performance goals.	• Encourage executives to achieve annual Company and individual performance goals • Align executives’ interests with our stockholders’ interests
EQUITY INCENTIVE COMPENSATION PROGRAM
LTIP Units
Awards vest in equal installments over multi-year periods, subject to continued service.
Value of the award is “at risk” since (i) the award may never have any liquidation value in the absence of sufficient stock price appreciation, and (ii) the value fluctuates with our common stock price.
LTIP unit awards for executives generally constitute approximately 35% of total annual equity incentive compensation.

• Promote long-term equity ownership by executives • Encourage the retention of executives • Align executives’ interest with our stockholders’ interests
Performance Units
“At risk” variable equity compensation based on Company performance over three-year performance period.
Awards are paid in common stock or LTIP units.
Performance units for executives generally constitute approximately 65% of total annual equity incentive compensation.

• Encourage executives to achieve long-term Company performance goals • Align executives’ interests with our stockholders interests • Attract and retain executives
ANNUAL BASE SALARY
Annual base salary provides a minimum level of compensation commensurate with an experienced and motivated individual of the appropriate caliber and background to perform an executive officer’s job. We believe that base salaries should be benchmarked to current market rates to ensure that we are able to attract new executive officers, if necessary. Base salary levels are intended to provide a steady source of income sufficient to permit our executive officers to focus effectively on their professional responsibilities. Base salaries of our named executive officers are reviewed and may be adjusted periodically by the Compensation Committee. No formulaic base salary increases are provided to our named executive officers. The Compensation Committee has determined that our named executive officers’ base salaries should generally constitute less than 25% of their total annual target compensation.

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COMPENSATION DISCUSSION AND ANALYSIS
ANNUAL CASH INCENTIVE BONUS PROGRAM
The annual cash incentive bonus program is intended to compensate our named executive officers for achieving annual Company performance goals and individual performance goals. The Compensation Committee believes that incentive cash compensation is central to the attainment of the executive compensation program’s objectives. Annual cash incentive bonuses encourage our named executive officers to achieve Company performance goals, which fosters a performance-driven Company culture that aligns the executives’ interests with our stockholders’ interests.
The annual cash incentive bonus program allows our executive officers to earn from 0% to either 150% or 187.5% (depending on the named executive officer) of base salary based on various pre-defined and pre-weighted annual Company and individual performance goals established by the Compensation Committee (at least 80% of which are objective, calculable Company performance measurements). Individual performance goals are assessed subjectively and are focused, depending on position, on matters such as process efficiencies, capital transactions, investor relations activities, rollover rent and retention results, achievement of department initiatives, and others.
The table below provides a summary of our annual cash incentive bonus program, including the 2025 performance goals and their relative weightings:
Each performance goal was weighted relative to the other annual performance goals. Performance below threshold earns 0%, and performance above the maximum is capped at the maximum level (no additional amounts are paid for exceeding the maximum performance goal). Results between threshold and target or between target and maximum will be based on linear interpolation. The total annual cash incentive bonus earned by an executive officer is the sum of the weighted annual incentive amounts earned with respect to each goal.

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COMPENSATION DISCUSSION AND ANALYSIS
Company Performance Goals
For 2025, 80% of the annual cash incentive bonuses was based on the following Company performance goals:
2025 CORE FFO PER SHARE
Why we use this measure:   FFO is a widely recognized measure of the performance of REITs. We believe that Core FFO, which excludes items that by their nature are not comparable from period to period and tend to obscure actual operating results, is useful to compare our operating performance over a given time period to that of other companies and other time periods in a consistent manner. See Appendix A attached hereto for definitions of FFO and Core FFO.
2025 performance:   For 2025, our Core FFO per Share was $2.55, which was 2.0% greater the maximum goal. As a result, our Chief Executive Officer earned 93.8 percentage points and the other named executive officers earned 75.0 percentage points under this component. See the table below under “—2025 Company Performance Results.”

2025 ACQUISITION VOLUME ($M)
Why we use this measure:   We are a growth-oriented company, and a substantial portion of our growth is from acquisitions and developments. Accordingly, our annual Acquisition Volume measures one of our core operations. Acquisition Volume includes development commitments made in the year (i.e., projected total cost of the developments to which we committed), in addition to the value of properties acquired in the year.
2025 performance:   For 2025, our Acquisition Volume was approximately $551.7 million, which was 8.1% less than the target goal. As a result, our Chief Executive Officer earned 11.0 percentage points and the other named executive officers earned 8.8 percentage points under this component. See the table below under “—2025 Company Performance Results.”

2025 Net Debt to Annualized Run Rate Adjusted EBITDAre
Why we use this measure:   We use the ratio of Net Debt to Run Rate Adjusted EBITDAre, which we view as an important measurement of the strength of our balance sheet, the strength or riskiness of our earnings, and our ability to withstand negative economic trends (such as a decrease in our stock price), to compare our performance to that of our industry peers. See Appendix A attached hereto for definitions of Net Debt and Run Rate Adjusted EBITDAre.
2025 performance:   For 2025, our Net Debt to Run Rate Adjusted EBITDAre was 5.0x, which was the maximum goal. As a result, our Chief Executive Officer earned 18.8 percentage points and the other named executive officers earned 15.0 percentage points under this component. See the table below under “—2025 Company Performance Results.”

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COMPENSATION DISCUSSION AND ANALYSIS
2025 SAME STORE CASH NOI GROWTH
Why we use this measure:   Same Store Cash NOI Growth is a measurement of our internal growth and a primary financial measure for evaluating the core operating performance of our properties. Comparing Cash NOI on a “same store” basis (i.e., looking at the exact same set of stabilized properties over the periods being compared) allows for an apples-to-apples comparison. See Appendix A attached hereto for definitions of NOI, Cash NOI and “same store” Cash NOI.
2025 performance:   For 2025, our Same Store Cash NOI Growth was 4.3%, or 7.5% greater than the maximum goal. As a result, our Chief Executive Officer earned 18.8 percentage points and the other named executive officers earned 15.0 percentage points under this component. See the table below under “—2025 Company Performance Results.”

See the table below under “—2025 Company Performance Results” for more information about the calculation of the percentage points earned under each Company performance goal component. Also, see Appendix A attached hereto for definitions of Core FFO, Net Debt, Run Rate Adjusted EBITDAre, and Same Store Cash NOI.
2025 Company Performance Results
In January 2026, the Compensation Committee evaluated our 2025 performance against the Company performance goals, which are set forth in the table below.
		Points Available			Performance Goals
Metrics	Weighting	Threshold (CEO/Other NEOs)	Target (CEO/Other NEOs)	Maximum (CEO/Other Maximum NEOs)	Threshold	Target	Maximum	Actual Performance		Points Earned (CEO/Other NEOs)
Core FFO per Share	50%	31.3/25.0	62.5/50.0	93.8/75.0	$2.46	$2.48	$2.50	$2.55	Maximum	93.8/75.0
Acquisition Volume	10%	6.3/5.0	12.5/10.0	18.8/15.0	$400M	$600M	$800M	$551.7M	Target	11.0/8.8
Net Debt to Run Rate Adjusted EBITDAre	10%	6.3/5.0	12.5/10.0	18.8/15.0	5.50x	5.25x	5.00x	5.00x	Maximum	18.8/15.0
Same Store Cash NOI Growth	10%	6.3/5.0	12.5/10.0	18.8/15.0	3.50%	3.75%	4.00%	4.30%	Maximum	18.8/15.0
	Total Percentage Points Earned (CEO/Other NEOs):									142.4/113.8
Individual Performance Goals
For 2025, 20% of the annual cash incentive bonuses was based on the Compensation Committee’s (and the Chief Executive Officer’s with respect to the other named executive officers) assessment of the following individual goals and contributions:
•
with respect to Mr. Crooker, our overall success, formulation and achievement of strategic objectives; effective and efficient communication with and reporting to the Board; serving as our primary spokesperson and representative to investors and market participants; and developing high morale and motivation among our employees;

•
with respect to Mr. Chase, re-aligning positions and responsibilities within his departments to increase efficiency and accountability; achievement of his departments’ initiatives; successful acquisition of accretive properties; contributions (in cooperation with Mr. Kimball) to our property development initiative; serving as a leading representative of our Company to property brokerage firms; and contributions to the successful integration of employees working outside of our Boston headquarters;

•
with respect to Mr. Kimball, re-aligning positions and responsibilities within his departments to increase efficiency and accountability; management of our real estate operations to achieve occupancy, rent growth, and other goals; selective repositioning and dispositions in our portfolio;

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COMPENSATION DISCUSSION AND ANALYSIS
achievement of his departments’ initiatives; and contributions (in cooperation with Mr. Chase) to our property development initiative;
•
with respect to Mr. Pinard, maintaining our strong balance sheet, including compliance with financial covenants and liquidity; successful capital markets transactions; investor relations matters; accounting accuracy and compliance with the requirements of the Sarbanes-Oxley Act of 2002; and achievement of his departments’ initiatives; and

•
with respect to Mr. Sullivan, scalability of the legal, information technology, and human resources departments balanced against responsiveness to internal clients; SEC, NYSE, and other legal compliance; corporate governance and other sustainability developments; assistance and advice in connection with Board matters; and the achievement of his departments’ initiatives.

With the 20% weighting of the individual performance component, our Chief Executive Officer can earn between 12.5 percentage points (at the threshold level) and 37.5 percentage points (at the maximum level) and our other named executive officers can earn between 10.0 percentage points (at the threshold level) and 30.0 percentage points (at maximum level) under this component. Based on this assessment, the Compensation Committee determined that Mr. Crooker earned 36.1 percentage points and Messrs. Chase, Kimball, Pinard, and Sullivan each earned 29.0 percentage points under the individual performance goal component.
Calculation of the Bonuses
Based on our actual performance in 2025, the Compensation Committee approved annual cash incentive bonuses for our named executive officers in the following amounts:
		2025 Annual Cash Incentive Bonus Opportunity				Percentage Points Earned
Executive	2025 Base Salary	Below Threshold	Threshold	Target	Maximum	Company Performance	Individual Performance	Total	2025 Bonus
William R. Crooker	$800,000	$—	$500,000	$1,000,000	$1,500,000	142.4%	36.1%	178.5%	$1,427,915
Michael C. Chase	$435,000	$—	$217,500	$435,000	$652,500	113.8%	29.0%	142.8%	$621,143
Steven T. Kimball	$456,250	$—	$228,125	$456,250	$684,375	113.8%	29.0%	142.8%	$651,486
Matts S. Pinard	$460,000	$—	$230,000	$460,000	$690,000	113.8%	29.0%	142.8%	$656,841
Jeffrey M. Sullivan	$450,000	$—	$225,000	$450,000	$675,000	113.8%	29.0%	142.8%	$642,562
EQUITY INCENTIVE COMPENSATION PROGRAM
The goals of our long-term, equity-based awards are to incentivize our named executive officers, reward increases in long-term stockholder value, and align the interests of our named executive officers with the interests of our stockholders. Vesting is based on continued employment and/or the achievement of performance goals, which encourages the retention of our named executive officers through the multi-year vesting date and/or applicable performance period. The Compensation Committee considers this alignment to be of vital importance and, as a result, long-term equity-based awards generally constitute a majority of total annual compensation of our named executive officers, subject to adjustment at the discretion of the Compensation Committee.
The Compensation Committee sets the total value of the LTIP units and target performance units to be granted to each named executive officer based on a percentage such executive’s base salary (250% to 400% depending on the executive officer) and the full grant date fair value per unit determined in accordance with ASC Topic 718. For 2025, the Compensation Committee determined that annual equity awards should consist of approximately 35% in LTIP units (subject to multi-year vesting) and 65% in performance units (with a multi-year measuring period).

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COMPENSATION DISCUSSION AND ANALYSIS
The chart below shows the breakout of our equity incentive compensation for our named executive officers.
LTIP Units
The Compensation Committee has made and may make certain awards to our named executive officers in the form of LTIP units. LTIP units are a separate series of units of limited partnership interests in our Operating Partnership. LTIP units are granted either as free-standing awards or in tandem with other awards under the Equity Incentive Plan, are valued by reference to the value of shares of our common stock, and are subject to such conditions and restrictions as the Compensation Committee may determine, including continued employment or service, computation of financial metrics and/or achievement of pre- established performance goals and objectives. If applicable conditions and/or restrictions are not attained, participants will forfeit their LTIP units. Unless otherwise provided, LTIP unit awards, whether vested or unvested, will entitle the participant to receive current distributions from our Operating Partnership equivalent to the dividends that would be payable with respect to the number of shares of our common stock underlying the LTIP unit award.
While the Compensation Committee has the ability to grant various equity formulations to our named executive officers under the Equity Incentive Plan, the Compensation Committee has deemed LTIP unit awards to be an effective means to ensure alignment of our named executive officers’ interests with those of the stockholders. LTIP units are structured as “profits interests” for U.S. federal income tax purposes, and we do not expect the grant, vesting, or conversion of LTIP units to produce a tax deduction for us based on current U.S. federal income tax law. The key feature of LTIP units is that, at the time of issuance, LTIP units, as profits interests, will not have full parity on a per unit basis, with our Operating Partnership’s common units with respect to liquidating distributions. Upon the occurrence of specified events, LTIP units can over time achieve full parity with common units and therefore accrete to an economic value for the participant equal to common units. If such parity is achieved, LTIP units may be converted, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common units, which in turn are redeemable by the holder for shares of common stock on a one-for-one basis or for the cash value of such shares, at our election. However, there are circumstances under which LTIP units will not achieve parity with common units, and until such parity is reached, the value that a participant could realize for a given number of LTIP units will be less than the value of an equal number of shares of common stock and may be zero. The Compensation Committee believes that this characteristic of the LTIP units, that they achieve real value only if our share value appreciates, links executive compensation to Company performance. Under the Equity Incentive Plan, each LTIP unit awarded is equivalent to an award of one share of common stock reserved under the Equity Incentive Plan, thereby reducing the number of shares of common stock available for other equity awards on a one-for-one basis.
The Compensation Committee believes that using LTIP units for equity-based awards (i) links executive compensation to the performance of the Company, (ii) serves our objectives by increasing the after-tax value of a given equity grant and, therefore, enhances our equity-based compensation package for executives as a whole, (iii) advances the separate goal of promoting long-term equity ownership by executives, (iv) has no worse effect on dilution as compared to using restricted stock, (v) does not increase our recorded expense on account of equity-based compensation awards, (vi) further aligns the interests of

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COMPENSATION DISCUSSION AND ANALYSIS
executives with the interests of stockholders, and (vii) because LTIP units are offered by many of our peers, enables us to remain competitive with our peers in recruiting and retaining talented executives.
In January 2025, the Compensation Committee approved equity awards for fiscal year 2025 in dollar values, with the number of LTIP units issued calculated by dividing the dollar value of the approved awards by the closing market price on the NYSE of a share of our common stock on the effective date of grant, after adjustment of the closing price by a discount or premium determined by a third-party valuation of the LTIP units. In determining the size of the long-term equity incentives awarded to our named executive officers for 2025 service, the Compensation Committee considered, among other things, the role and responsibilities of the individual, competitive factors, and individual performance history. These awards were intended to enable our executive officers to establish a meaningful equity stake in our Company that would vest over a period of years based on continued service. We believe that these awards enable us to deliver competitive compensation value to the executive officers at levels sufficient to attract and retain top talent within our executive officer ranks.
The following table sets forth the number and value of the LTIP units granted to our named executive officers in January 2025. The LTIP units vest over four years in equal installments on a quarterly basis beginning on March 31, 2025, subject to continued service. The LTIP units were issued on January 7, 2025, based on the full grant date fair value determined in accordance with ASC Topic 718. See Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of our accounting of LTIP units.
Executive	Date of Grant	Number of LTIP Units Issued	Value of LTIP Unit Award
William R. Crooker	January 7, 2025	40,025	$1,259,987
Michael C. Chase	January 7, 2025	13,300	$418,684
Steven T. Kimball	January 7, 2025	11,813	$371,873
Matts S. Pinard	January 7, 2025	12,786	$402,503
Jeffrey M. Sullivan	January 7, 2025	12,508	$393,752
The 2026 grants of LTIP units will be reflected in the “Summary Compensation Table” and “2026 Grants of Plan-Based Awards” table in our proxy statement for the 2027 annual meeting of stockholders.
Performance Units
The Compensation Committee grants performance units to our named executive officers as an additional long-term incentive award designed to align the executive officers’ interests more closely with those of the stockholders. The ultimate value of the performance units depends on our TSR over a three-year period commencing on January 1, 2025. The award measures both relative return (TSR vs. two benchmarks) and, as a condition for higher levels of value, an absolute return.
At the end of the three-year measuring period, the performance units convert into shares of common stock (or other securities) at a rate depending on our TSR over the measuring period as compared to two different benchmarks and on the absolute amount of our TSR. A recipient of performance units may receive as few as zero shares or as many as 250% of the number of target units, plus deemed dividends on earned shares. For example, at the end of the measuring period, a recipient of 10,000 performance units may receive no value (no shares of common stock or other securities and no dividends)

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COMPENSATION DISCUSSION AND ANALYSIS
or receive as much as 25,000 shares of common stock (or other securities) plus dividends on earned shares (as if the dividends were paid and reinvested into additional shares of common stock during the measuring period).
The target amount of the performance units is nominally allocated:
•
50% to our TSR compared to the TSR of the industry peer group; and

•
50% to our TSR compared to the TSR of the companies in the MSCI US REIT Index.

The potential of the portion of the award allocated to the industry peer group comparison ranges from 0% to 200% of the allocated target amount. The potential of the portion of the award allocated to the MSCI US REIT Index group comparison ranges from 0% to 300% of the allocated target amount, except that the portion of the award attributable to performance against the MSCI US REIT Index group may not exceed target (100% of the allocated amount) unless we achieve a minimum absolute TSR of 25% over the measuring period.
The table below indicates the potential levels of awards within the industry peer group and the MSCI US REIT Index group benchmarks. Awards for performance between the indicated percentile rankings (e.g., between the 30th percentile and the 55th percentile) are determined by interpolating between the earned amounts (e.g., between 50% earned and 100% earned).
Percentile Ranking within Applicable Benchmark (Based on TSR)
Benchmark	Below 30th Percentile	30th Percentile	55th Percentile	75th Percentile	95th Percentile
Industry Peer Group (Allocated 50% of the Target Amount)	0% earned	50% earned	100% earned	200% earned	No increase for performance beyond 75th percentile
MSCI US REIT Index(1) (Allocated 50% of the Target Amount)	0% earned	50% earned	100% earned	200% earned	300% earned

(1)
Awards above 100% for this benchmark require us to achieve a minimum absolute TSR of 25%.

No dividends are paid to the recipient during the applicable measuring period. At the end of the measuring period, if our TSR is such that the recipient earns shares of common stock or other securities (“Award Shares”), the recipient will receive additional common stock (or other securities) relating to dividends deemed to have been paid on the Award Shares. The additional shares are equal to the number of shares that the recipient would have acquired if the recipient held the Award Shares at the beginning of the measuring period and re-invested all dividends paid on the Award Shares over the measuring period into common stock on the dividend payment dates. In the discretion of the Compensation Committee, we may pay the cash value of the deemed dividends instead of issuing additional shares.
The number of Award Shares is determined at the end of the measuring period, and the Award Shares will be immediately and fully vested and transferable upon settlement after the measuring period. Any dividend shares will also be immediately and fully vested and transferable.
The following table sets forth the target number and value of the performance units granted to our named executive officers in January 2025. The performance units were issued on January 7, 2025, based on the full grant date fair value determined in accordance with ASC Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of our accounting of performance units.

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COMPENSATION DISCUSSION AND ANALYSIS
Executive	Date of Grant	Target Number of Performance Units Issued	Value of Performance Unit Award (at target)
William R. Crooker	January 7, 2025	63,673	$2,339,983
Michael C. Chase	January 7, 2025	21,158	$777,557
Steven T. Kimball	January 7, 2025	18,793	$690,643
Matts S. Pinard	January 7, 2025	20,340	$747,495
Jeffrey M. Sullivan	January 7, 2025	19,898	$731,252
The 2026 grants of performance units will be reflected in the “Summary Compensation Table” and “2026 Grants of Plan-Based Awards” table in our proxy statement for the 2027 annual meeting of stockholders.
EMPLOYEE BENEFITS
Our full-time employees, including our named executive officers, are eligible to participate in health and welfare benefit plans, which provide medical, dental, prescription, life insurance, disability insurance, and related benefits.
EMPLOYMENT AGREEMENTS
We have entered into an employment agreement with each of our named executive officers. See “Executive Officer Compensation Tables—Employment Agreements” below for more information.
ADDITIONAL COMPENSATION COMPONENTS
In the future, as we further formulate and implement our compensation program, we may provide different or additional compensation components, benefits, or perquisites to our named executive officers, to ensure that we provide a balanced and comprehensive compensation structure. We believe that it is important to maintain flexibility to adapt our compensation structure when needed to properly attract, motivate, and retain the top executive talent for which we compete.

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EXECUTIVE OFFICER COMPENSATION TABLES
EXECUTIVE OFFICER COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table sets forth the information required by Item 402 of Regulation S-K promulgated by the SEC. The table sets forth the base salary and other compensation that was paid to or earned by our named executive officers in 2025. With respect to equity incentive awards, the dollar amounts indicated in the table under “Stock Awards” are the aggregate grant date fair value of awards computed in accordance with ASC Topic 718.
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total
William R. Crooker President and Chief Executive Officer	2025	$800,000	$—	$3,599,970	$1,427,915	$53,267	$5,881,152
	2024	$750,000	$—	$3,449,978	$1,331,250	$49,195	$5,580,423
	2023	$675,000	$—	$2,100,015	$1,166,999	$46,854	$3,988,868
Michael C. Chase Executive Vice President and Chief Investment Officer	2025	$435,000	$—	$1,196,241	$621,143	$48,117	$2,300,501
	2024	$400,000	$—	$1,099,986	$576,000	$44,062	$2,120,048
	2023	$375,000	$—	$1,031,244	$499,916	$42,236	$1,948,396
Steven T. Kimball Executive Vice President and Chief Operating Officer	2025	$456,250	$—	$1,062,516	$651,486	$34,919	$2,205,171
	2024	$375,000	$—	$937,510	$528,750	$32,536	$1,873,796
	2023	$375,000	$—	$1,237,514	$522,416	$15,969	$2,150,899
Matts S. Pinard Executive Vice President, Chief Financial Officer and Treasurer	2025	$460,000	$—	$1,149,998	$656,841	$51,539	$2,318,378
	2024	$450,000	$—	$1,218,759	$639,000	$47,064	$2,354,823
	2023	$412,500	$—	$937,504	$562,283	$44,342	$1,956,629
Jeffrey M Sullivan Executive Vice President, General Counsel and Secretary	2025	$450,000	$—	$1,125,004	$642,562	$46,752	$2,264,318
	2024	$375,000	$—	$937,510	$528,750	$43,093	$1,884,353
	2023	$375,000	$—	$937,504	$522,416	$40,514	$1,875,434

(1)
For 2025, the amounts in the column represent the total grant date fair value of LTIP units and performance units granted on January 7, 2025 under the Equity Incentive Plan, determined in accordance with ASC Topic 718. See Notes 7 and 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, for a discussion of our accounting of LTIP units and performance units and the assumptions used.

The grant date fair values for the following named executive officers relating to 2025 LTIP unit awards granted on January 7, 2025 are as follows: William R. Crooker—$1,259,987; Michael C. Chase—$418,684; Steven T. Kimball—$371,873; Matts S. Pinard—$402,503; and Jeffrey M. Sullivan—$393,752. The LTIP unit awards granted in 2025 vest over four years from the date of grant in equal installments on a quarterly basis, subject to continued service.
The grant date fair values for the named executive officers relating to 2025 performance unit awards granted on January 7, 2025 are as follows: William R. Crooker—$2,339,983; Michael C. Chase—$777,557; Steven T. Kimball—$690,643; Matts S. Pinard—$747,495; and Jeffrey M. Sullivan—$731,252. The maximum value of the 2025 performance unit awards assuming that the highest level of performance is achieved are as follows: William R. Crooker—$5,849,957; Michael C. Chase—$1,943,891; Steven T. Kimball—$1,726,607; Matts S. Pinard—$1,868,738; and Jeffrey M. Sullivan—$1,828,129.
(2)
All other compensation for 2025 represents amounts paid for insurance premiums, 401(k) matching contributions, and commuting/parking allowances, as follows:

Name	Insurance Premiums	401(K) Matching Contributions	Commuting/ Parking Allowances	Total
William R. Crooker	$35,952	$10,800	$6,515	$53,267
Michael C. Chase	$35,952	$10,800	$1,365	$48,117
Steven T. Kimball	$24,119	$10,800	$—	$34,919
Matts S. Pinard	$35,952	$10,800	$4,787	$51,539
Jeffrey M. Sullivan	$35,952	$10,800	$—	$46,752

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EXECUTIVE OFFICER COMPENSATION TABLES
2025 GRANTS OF PLAN-BASED AWARDS
The following table sets forth information with respect to plan-based awards granted in 2025 to our named executive officers.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Units (#)(3)	Grant Date Fair Value(4)
Name	Date of Grant	At or Above Threshold ($)	Target ($)	Maximum ($)	At or Above Threshold (#)	Target (#)	Maximum (#)
William R. Crooker
Annual cash incentive bonus		$500,000	$1,000,000	$1,500,000
LTIP units	January 7, 2025							40,025	$1,259,987
Performance units	January 7, 2025				—	63,673	159,183		$2,339,983
Michael C. Chase
Annual cash incentive bonus		$217,500	$435,000	$652,500
LTIP units	January 7, 2025							13,300	$418,684
Performance units	January 7, 2025				—	21,158	52,895		$777,557
Steven T. Kimball
Annual cash incentive bonus		$228,125	$456,250	$684,375
LTIP units	January 7, 2025							11,813	$371,873
Performance units	January 7, 2025				—	18,793	46,983		$690,643
Matts S. Pinard
Annual cash incentive bonus		$230,000	$460,000	$690,000
LTIP units	January 7, 2025							12,786	$402,503
Performance units	January 7, 2025				—	20,340	50,850		$747,495
Jeffrey M. Sullivan
Annual cash incentive bonus		$225,000	$450,000	$675,000
LTIP units	January 7, 2025							12,508	$393,752
Performance units	January 7, 2025				—	19,898	49,745		$731,252

(1)
As more fully described in “Compensation Discussion and Analysis—Annual Cash Incentive Bonus Program,” for the year ended December 31, 2025, the Compensation Committee approved annual cash incentive bonuses for Messrs. Crooker, Chase, Kimball, Pinard, and Sullivan of $1,427,915, $621,143, $651,486, $656,841, and $642,562, respectively.

(2)
These amounts represent the potential future payouts of the performance units. At the end of the three-year measuring period, the performance units convert into shares of common stock (or other securities) at a rate depending on our TSR over the measuring period as compared to two different benchmarks and on the absolute amount of our TSR. A recipient of performance units may receive as few as zero shares or as many as 250% of the number of target units, plus deemed dividends on earned shares. For more information regarding the performance criteria for these performance unit awards, see “Compensation Discussion and Analysis—Equity Incentive Compensation Program—Performance Units.”

(3)
The LTIP units will vest over four years in equal installments on a quarterly basis beginning on March 31, 2025, subject to continued service. For more information regarding the LTIP unit awards, see “Compensation Discussion and Analysis—Equity Incentive Compensation Program—LTIP Units.”

(4)
See Note (1) to the “Summary Compensation Table” above for further information on the value of the LTIP units and performance units granted in 2025.

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EXECUTIVE OFFICER COMPENSATION TABLES
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2025
The following table sets forth information with respect to outstanding equity awards held by our named executive officers as of December 31, 2025. No option awards were outstanding as of December 31, 2025. For more information regarding the threshold, target and maximum amounts with respect to equity incentive plan awards granted in 2025, see “—2025 Grants of Plan-Based Awards.”
Name	Number of Shares of Stock or Units that Have Not Vested	Market Value of Shares or Units that Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested(1)
William R. Crooker	5,511(2)	$202,584	55,675(6)	$2,046,613
	16,317(3)	$599,813	50,495(7)	$1,856,196
	30,019(4)	$1,103,498	63,673(8)	$2,340,619
Michael C. Chase	2,706(2)	$99,473	27,340(6)	$1,005,018
	5,202(3)	$191,226	16,100(7)	$591,836
	9,975(4)	$366,681	21,158(8)	$777,768
Steven T. Kimball	4,836(5)	$177,771	25,523(9)	$938,225
	4,434(3)	$162,994	13,722(7)	$504,421
	8,860(4)	$325,694	18,793(8)	$690,831
Matts S. Pinard	2,460(2)	$90,430	24,855(6)	$913,670
	5,764(3)	$211,885	17,838(7)	$655,725
	9,589(4)	$352,492	20,340(8)	$747,698
Jeffrey M. Sullivan	2,460(2)	$90,430	24,855(6)	$913,670
	4,434(3)	$162,994	13,722(7)	$504,421
	9,381(4)	$344,846	19,898(8)	$731,450

(1)
Value is based on our closing price of $36.76 on December 31, 2025.

(2)
Consists of the portion of the time-based LTIP unit awards granted on January 11, 2023 that remain unvested as of December 31, 2025. The LTIP units vest over four years in equal installments on a quarterly basis, subject to continued service.

(3)
Consists of the portion of the time-based LTIP unit awards granted on January 8, 2024 that remain unvested as of December 31, 2025. The LTIP units vest over four years in equal installments on a quarterly basis, subject to continued service.

(4)
Consists of the portion of the time-based LTIP unit awards granted on January 7, 2025 that remain unvested as of December 31, 2025. The LTIP units vest over four years in equal installments on a quarterly basis, subject to continued service.

(5)
Consists of the portion of the time-based LTIP unit awards granted on March 31, 2023 that remain unvested as of December 31, 2025. The LTIP units vest over four years in equal installments on a quarterly basis, subject to continued service.

(6)
Consists of performance unit awards granted on January 11, 2023. For the 2023 performance unit awards, the number set forth in the table is based on the amount earned for the performance period ended December 31, 2025, as determined by the Compensation Committee on January 8, 2026. The earned shares of common stock or LTIP units vested immediately upon issuance.

(7)
Consists of performance unit awards granted on January 8,2024. The number shown represents the number of units that may be earned during the performance period based on target performance. The performance period for the 2024 performance units will end on December 31, 2026 and earned shares of common stock or LTIP units vest immediately upon issuance.

(8)
Consists of performance unit awards granted on January 7, 2025. The number shown represents the number of units that may be earned during the performance period based on target performance. The performance period for the 2025 performance units will end on December 31, 2027 and earned shares of common stock or LTIP units vest immediately upon issuance.

(9)
Consists of performance unit awards granted on March 31, 2023. For the 2023 performance unit awards, the number set forth in the table is based on the amount earned for the performance period ended December 31, 2025, as determined by the Compensation Committee on January 8, 2026. The earned shares of common stock or LTIP units vested immediately upon issuance.

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EXECUTIVE OFFICER COMPENSATION TABLES
2025 OPTION EXERCISES AND STOCK VESTED
The following table sets forth the aggregate number of LTIP units that vested in 2025. No options were exercised during 2025.
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
William R. Crooker	55,226	$1,911,311
Michael C. Chase	14,647	$514,530
Steven T. Kimball	10,006	$361,342
Matts S. Pinard	25,337	$870,777
Jeffrey M. Sullivan	21,423	$737,798

(1)
The value realized on vesting is the product of (i) the fair market value of a share of common stock on the vesting date, multiplied by (ii) the number of LTIP units that vested. The value realized is before payment of any applicable withholding tax and brokerage commissions.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information relating to the securities authorized for issuance under our equity compensation plans as of December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights(1)	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(2)	3,409,059	—	3,473,746
Equity compensation plans not approved by security holders	—	—	—
Total	3,409,059	—	3,473,746

(1)
Represents outstanding 1,035,948 performance units and 2,373,111 LTIP units that have been granted under the Equity Incentive Plan. The number of performance units includes 832,568 performance units for which performance has not been measured, which have been included for this purpose at the potential maximum payout level.

(2)
Represents the Equity Incentive Plan, as amended and restated.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with each of our named executive officers. We believe that the employment agreements benefit us by helping to retain our named executive officers and by requiring our named executive officers to devote the necessary business attention and time to our affairs. The current terms of the employment agreements with Mr. Crooker and each of Messrs. Chase, Kimball, Pinard, and Sullivan expire on July 1, 2026 and December 31, 2026, respectively. The terms of employment automatically renew for successive one-year terms unless, at least 60 days prior to the termination of the then current term, either party provides notice of non-renewal to the other party.
Pursuant to the employment agreements, our named executive officers are eligible to receive awards of LTIP units and other equity awards (including performance units), subject to the terms of the Equity Incentive Plan (or other then effective incentive plan) and the applicable award agreement and the discretion of the Compensation Committee. The employment agreements also provide for participation in any other employee benefit plans, insurance policies, or contracts maintained by us relating to retirement, health, disability, vacation, and other related benefits.
The employment agreements provide that, upon the termination of his employment either by us without “cause” or by the executive officer for “good reason,” or in the event that following a change of control we or our successor gives him a notice of non-renewal within 12 months following the change of control, each

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EXECUTIVE OFFICER COMPENSATION TABLES
executive officer will be entitled to the following severance payments and benefits, subject to his execution of a general release in our favor:
•
a pro rata bonus based on the portion of the fiscal year that has lapsed at the time of termination;

•
with respect to Mr. Crooker, a lump-sum cash payment equal to three times the sum of (i) his then-current annual base salary, and (ii) the bonus paid to Mr. Crooker for the most recently completed fiscal year;

•
with respect to Messrs. Chase, Kimball, Pinard, and Sullivan, a lump sum cash payment equal to two times the sum of (i) his then current annual base salary, and (ii) the bonus paid to the executive officer for the most recently completed fiscal year;

•
payment of group health premiums or other insurance for a period of 18 months; and

•
100% vesting of all outstanding LTIP units and vesting of performance units in accordance with the terms of the Equity Incentive Plan and applicable aware agreements.

In addition, the employment agreements with Messrs. Crooker, Chase, Kimball, Pinard, and Sullivan provide that, upon termination of employment by reason of the executive officer’s death or disability, the executive officer will be entitled to receive (i) his accrued and unpaid then-current annual base salary as of the date of his death or disability, (ii) a bonus pro-rated through the date of his death or disability, and (iii) group health premiums or other insurance for a period of 18 months.
The employment agreements provide that each executive officer will be subject to a non-competition provision for the 12-month period following any termination of employment, except if we terminate his employment without “cause,” if we provide a notice of non-renewal or if the executive officer terminates his employment for “good reason.”
Pursuant to the employment agreements, each named executive officer is eligible to receive a reasonable allowance for monthly commuting and parking expenses.
None of the employment agreements contains an excise tax gross-up provision under Section 280G of the Code.
ACCELERATED VESTING OF EQUITY AWARDS
LTIP Unit Agreements
Under the employment agreements, all unvested LTIP units will vest upon a termination of employment by us “without cause,” by the executive officer with “good reason,” or, if during the 12 months following a change of control, we give the executive officer notice of non-renewal. Under the LTIP unit agreements, all unvested LTIP units will vest upon a change in control (as defined in the applicable agreements) or a termination of employment by reason of death or disability.
Performance Unit Agreements
Under the performance unit agreements, the awarding of unearned and unvested performance units is accelerated upon a change in control (as defined in the performance unit agreements). Upon a change in control of our Company, the measuring period for the performance units ends, and performance is measured and the award calculated and made, without pro ration, based on TSR through the date of the change in control. Upon a termination of a recipient’s employment by reason of death or disability, by the Company without “cause” (as defined in the performance unit agreement) or by the recipient for “good reason” (as defined in the performance award agreement), the measuring period for such recipient’s performance units ends, and performance is measured and the award calculated and made, after pro ration, based on the portion of the full measuring period elapsed and our TSR through the date of termination. Upon a termination of the recipient’s employment during the measuring period by the Company for “cause” or by the recipient without “good reason,” the performance units terminate without any award of shares.

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EXECUTIVE OFFICER COMPENSATION TABLES
Employee Retirement Vesting Program
The Compensation Committee has adopted the STAG Industrial, Inc. Employee Retirement Vesting Program (the “Retirement Vesting Program”) to provide supplemental retirement benefits for eligible employees. The Retirement Vesting Program is administered by the Compensation Committee. For purposes of the Retirement Vesting Program, “Qualifying Retirement” means an employee’s voluntarily termination of employment (other than where grounds for “cause” exist) at or after having satisfied the “Rule of 70.” “Rule of 70” means when an employee’s years of service with us or our affiliates or predecessors (must be at least 10 years, based on 120 months of continuous employment, not calendar years) plus his or her age (must be at least 55 years old) on the date of termination of service equals or exceeds 70. An employee’s “service” for purposes of the Retirement Vesting Program will continue until he or she is no longer serving in the role as employee, director, or consultant of our Company or any affiliate.
Pursuant to the employment agreement between us and Mr. Kimball, we agreed that, so long as the Retirement Vesting Program remained the policy of the Company in its current form in the sole discretion of the Compensation Committee, Mr. Kimball need not have a minimum of 10 years of service to satisfy the “Rule of 70.”
Under the Retirement Vesting Program, upon an eligible employee’s Qualifying Retirement (as defined below), the employee would be entitled to: (i) the immediate vesting of all outstanding time-based equity awards (i.e., awards that are subject to forfeiture solely pursuant to a time-based vesting schedule); and (ii) subject to the Compensation Committee’s future certification that the performance goals for the applicable period have been achieved, a prorated portion of any outstanding performance-based equity awards (i.e., awards for which the performance period has not expired and which remain subject to vesting based on the specified performance measures). The prorated portion of such performance-based equity awards will be determined at the end of the applicable performance period based on our actual performance and will be calculated by multiplying the full amount of any such award so payable by a fraction, the numerator of which shall equal the number of days such employee was employed during the performance period and the denominator of which shall equal the number of days in the performance period.
To be eligible to participate in the Retirement Vesting Program upon a Qualifying Retirement, an employee must satisfy certain terms and conditions, including the employee must (i) provide us with at least six months’ advance written notice of his or her retirement, and (ii) sign and not revoke a general release and non-competition agreement, with ongoing non-competition and employee non-solicitation provisions that remain in effect for at least 12 months following termination of employment (which non-competition and employee non-solicitation provisions, in the discretion of the Compensation Committee, may be those already established in an employment agreement with us). No named executive officer is retirement eligible currently.

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EXECUTIVE OFFICER COMPENSATION TABLES
TERMINATION PAYMENT TABLE
The following table indicates the cash amounts and accelerated vesting that each named executive officer would be entitled to receive under various termination or change of control circumstances pursuant to the terms of his employment agreement and the applicable award agreements under the Equity Incentive Plan. This table assumes that the termination or change of control, as applicable, occurred on December 31, 2025.
Name and Termination or Change of Control Scenario	Cash Payment	Acceleration of Vesting of Equity Awards(1)(2)	Total
William R. Crooker
Voluntary termination by employee without good reason or involuntary termination by Company for cause	$—	$—	$—
Termination by Company without cause or notice of non-renewal within 12 months following a change of control, or by employee with good reason	$3,881,843	$6,426,824	$10,308,667
Accelerated vesting upon change in control(2)	$—	$9,035,351	$9,035,351
Death or disability	$1,481,843	$6,426,824	$7,908,667
Michael C. Chase
Voluntary termination by employee without good reason or involuntary termination by Company for cause	$—	$—	$—
Termination by Company without cause or notice of non-renewal within 12 months following a change of control, or by employee with good reason	$1,545,071	$2,463,618	$4,008,689
Accelerated vesting upon change in control(2)	$—	$3,319,906	$3,319,906
Death or disability	$675,071	$2,463,618	$3,138,689
Steven T. Kimball
Voluntary termination by employee without good reason or involuntary termination by Company for cause	$—	$—	$—
Termination by Company without cause or notice of non-renewal within 12 months following a change of control, or by employee with good reason	$1,687,665	$2,298,456	$3,986,121
Accelerated vesting upon change in control(2)	$—	$3,050,124	$3,050,124
Death or disability	$687,665	$2,298,456	$2,986,121
Matts S. Pinard
Voluntary termination by employee without good reason or involuntary termination by Company for cause	$—	$—	$—
Termination by Company without cause or notice of non-renewal within 12 months following a change of control, or by employee with good reason	$1,630,769	$2,411,603	$4,042,372
Accelerated vesting upon change in control(2)	$—	$3,271,309	$3,271,309
Death or disability	$710,769	$2,411,603	$3,122,372
Jeffrey M. Sullivan
Voluntary termination by employee without good reason or involuntary termination by Company for cause	$—	$—	$—
Termination by Company without cause or notice of non-renewal within 12 months following a change of control, or by employee with good reason	$1,596,490	$2,221,591	$3,818,081
Accelerated vesting upon change in control(2)	$—	$3,004,983	$3,004,983
Death or disability	$696,490	$2,221,591	$2,918,081

(1)
Amounts in this column reflect accelerated vesting of unvested LTIP units and performance units granted pursuant to the applicable award agreement and the Equity Incentive Plan. For purposes of this table, each LTIP unit and performance unit was valued at $36.76, the closing price of our common stock on the NYSE on December 31, 2025.

(2)
For a discussion of the vesting of equity awards upon the occurrence of certain triggering events, including a change in control, termination without cause and Qualifying Retirement, see “—Accelerated Vesting of Equity Awards” above.

PAY RATIO DISCLOSURE
The following section discussed the ratio of the total annual compensation of our Chief Executive Officer to the total annual compensation of our median employee (excluding our Chief Executive Officer) for the year ended December 31, 2025.

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EXECUTIVE OFFICER COMPENSATION TABLES
For 2025, our last completed fiscal year:
•
the median employee total annual compensation was $208,472;

•
our Chief Executive Officer total annual compensation (as reported in the “Summary Compensation Table” presented above) was $5,881,152; and

•
the ratio of the total annual compensation of our Chief Executive Officer to the total annual compensation of our median employee (excluding our Chief Executive Officer) was 28:1.

To determine our median employee, we prepared a list of all employees as of December 31, 2025 and reviewed the amount of salary, wages, and equity awards of all such employees reported to the Internal Revenue Service on Form W-2 for 2025. We also reviewed pre-tax wages that were contributed by employees to a pre-tax parking program, a flexible spending account program, and supplemental insurance policy premiums. More specifically, for each employee, we aggregated the amounts indicated on the face of his or her Form W-2 and pre-tax wages allocated to commuting costs, flexible spending accounts, and supplemental insurance policy premiums. We had 93 employees as of December 31, 2025. Salaries, wages, and bonuses were annualized for those employees that were not employed for the full year of 2025. In addition, bonuses for employees who were not employed for the full year of 2024 were annualized because the Form W-2 amounts reflect bonuses paid in 2025 for 2024 employment. We identified the median employee using this compensation measure, which was consistently applied to all employees included in the calculation. Because all employees are located in the United States, we did not make any cost-of-living adjustments in identifying the median employee.
Once the median employee was identified, we combined all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K promulgated by the SEC, resulting in median employee total annual compensation of $208,472. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
PAY-VERSUS-PERFORMANCE
Pay-Versus-Performance Table
The following table presents certain information regarding compensation paid to our Chief Executive Officers and other named executive officers, and certain measures of financial performance, for the five years ended December 31, 2025. The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K promulgated by the SEC.
							Value of Initial Fixed $100 Investment Based on:			Company Selected Measure
Year(1)	Summary Compensation Table Total for CEO (Crooker)	Summary Compensation Table Total for CEO (Butcher)	Compensation Actually Paid to CEO (Crooker)(2)	Compensation Actually Paid to CEO (Butcher)(2)	Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid for Non-CEO NEOs(2)	Company TSR(3)	MSCI US REIT Index TSR(4)	Net Income(5)	Core FFO per Share(6)
2025	$5,881,152	$—	$8,175,342	$—	$2,272,090	$3,087,803	$143.90	$137.53	$279,270	$2.55
2024	$5,580,423	$—	$4,109,475	$—	$2,058,255	$1,491,476	$127.02	$133.59	$193,266	$2.40
2023	$3,988,868	$—	$6,100,902	$—	$1,959,582	$3,424,011	$141.70	$122.84	$197,201	$2.29
2022	$3,188,372	$3,876,231	$651,843	$(1,626,373)	$1,867,742	$(465,690)	$111.84	$108.00	$182,234	$2.21
2021	$—	$4,449,298	—	$15,236,732	$2,170,340	$5,496,820	$159.07	$143.06	$196,432	$2.06

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EXECUTIVE OFFICER COMPENSATION TABLES

(1)
Our Chief Executive Officer and other named executive officers for the applicable years were as follows:

Year	Chief Executive Officer	Other Named Executive Officers
2025	Mr. Crooker	Messrs. Chase, Kimball, Pinard, and Sullivan
2024	Mr. Crooker	Messrs. Chase, Kimball, Pinard, and Sullivan
2023	Mr. Crooker	Messrs. Chase, Kimball, Pinard, and Sullivan
2022	Mr. Butcher (through June 30, 2022) and Mr. Crooker (since July 1, 2022)	Messrs. Crooker (through June 30, 2022), Pinard and Sullivan and Stephen C. Mecke, our former Executive Vice President and Chief Operating Officer
2021	Mr. Butcher	Messrs. Crooker, Sullivan, and Mecke, and David G. King, our former Executive Vice President and Director of Real Estate Operations

(2)
Compensation actually paid to our named executive officers represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Adjustments to Determine Compensation “Actually Paid” for Chief Executive Officer	2025
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for 2025	$(3,599,970)
Increase based on ASC 718 Fair Value of Awards Granted during 2025 that Remain Unvested as of 2025 Year End, determined as of 2025 Year End	4,204,646
Increase based on ASC 718 Fair Value of Awards Granted during 2025 that Vested during 2025, determined as of Vesting Date	361,351
Increase/deduction for Awards Granted during Prior Years that were Outstanding and Unvested as of 2025 Year End, determined based on change in ASC 718 Fair Value from 2024 to 2025	581,374
Increase/deduction for Awards Granted during Prior Years that Vested During 2025, determined based on change in ASC 718 Fair Value from 2024 Year End to Vesting Date	655,902
Increase for Dividends Paid on Unvested Awards during 2025	90,887
Deduction of ASC 718 Fair Value of Awards Granted during Prior Year that were Forfeited during 2025, determined as of 2024 Year End	—
Total Adjustments	$2,294,190
Adjustments to Determine Compensation “Actually Paid” for Non-CEOs Executive Officers (Average)	2025
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for 2025	$(1,133,440)
Increase based on ASC 718 Fair Value of Awards Granted during 2025 that Remain Unvested as of 2025 Year End, determined as of 2025 Year End	1,323,820
Increase based on ASC 718 Fair Value of Awards Granted during 2024 that Vested during 2024, determined as of Vesting Date	113,770
Increase/deduction for Awards Granted during Prior Year that were Outstanding and Unvested as of 2025 Year End, determined based on change in ASC 718 Fair Value from 2024 to 2025	180,915
Increase/deduction for Awards Granted during Prior Year that Vested During 2025, determined based on change in ASC 718 Fair Value from 2024 Year End to Vesting Date	299,345
Increase for Dividends Paid on Unvested Awards during 2025	31,303
Deduction of ASC 718 Fair Value of Awards Granted during Prior Year that were Forfeited during 2025, determined as of 2024 Year End	—
Total Adjustments	$815,713

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EXECUTIVE OFFICER COMPENSATION TABLES
(3)
Company TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period.

(4)
Represents the weighted peer group cumulative TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the MSCI U.S. REIT Index (RMS).

(5)
The dollar amounts reported represent our net income (loss), as reflected in our audited financial statement for the applicable year.

(6)
“Core FFO” is a non-GAAP measure and defined on Appendix A attached.

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. The metrics that we use for both our long-term and short-term incentive awards are selected based on our objective to incentivize our named executive officers to increase the value of our enterprise for our stockholders. The most important financial performance measures that we used to link compensation actually paid to our named executive officers for 2025 Company performance are as follows:
Most Important Performance Measures	• Relative TSR (our TSR as compared to the industry peer group and the MSCI US REIT Index) • Core FFO per Share • Net Debt to Run Rate Adjusted EBITDAre • Same Store Cash NOI Growth
See Appendix A attached hereto for definitions of Core FFO, Net Debt, Run Rate Adjusted EBITDAre, and Same Store Cash NOI.
Relationship Between Compensation Actually Paid and Company Performance
The relationship between compensation actually paid to our Chief Executive Officers and other named executive officers and our financial performance for the five-year period shown in the table above is described in more detail below. For comparison purposes, the compensation of our Chief Executive Officer for the year ended December 31, 2022 discussed below reflects the average of the compensation actually paid to Messrs. Crooker and Butcher in 2022.
Compensation Actually Paid and Company TSR

As demonstrated by the following graph, the amount of compensation actually paid to our Chief Executive Officer and the average amount of compensation actually paid to the other named executive officers is generally aligned with our cumulative TSR for the five-year period presented in the table above. While we use numerous financial and non-financial performance measures for purposes of our executive compensation program, a significant portion of the compensation actually paid to our named executive officers is comprised of performance unit awards based on TSR performance. For more information

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EXECUTIVE OFFICER COMPENSATION TABLES
regarding the performance criteria for performance unit awards, see “Compensation Discussion and Analysis—Equity Incentive Compensation Program—Performance Units.”
Compensation Actually Paid vs. Company TSR
Compensation Actually Paid and Net Income

The following graph compares the amount of compensation actually paid to our Chief Executive Officer and the average amount of compensation actually paid to the other named executive officers to our net income for the five-year period presented in the table above. Net income included approximately $93.8 million, $32.3 million, $54.1 million, $57.5 million, and $98.0 million, respectively, of gain from sales of properties in 2025, 2024, 2023, 2022, and 2021. Excluding gain from sales of properties, our net income increased by approximately 15.2% from 2024 to 2025, 12.5% from 2023 to 2024, 14.8% from 2022 to 2023, and 26.7% from 2021 to 2022. While we do not use net income as a performance measure in our executive compensation program, net income is correlated with certain financial performance measures used to determinate annual cash incentive bonuses, including Core FFO per Share, Run Rate Adjusted EBITDAre, and Same Store Cash NOI Growth. For more information regarding the performance criteria for annual cash incentive bonuses, see “Compensation Discussion and Analysis—Annual Cash Incentive Bonus Program.”
Compensation Actually Paid vs. Net Income

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EXECUTIVE OFFICER COMPENSATION TABLES
Compensation Actually Paid and Core FFO per Share

As demonstrated by the following graph, the amount of compensation actually paid to our Chief Executive Officer and the average amount of compensation actually paid to the other named executive officers is generally aligned with our Core FFO per Share performance for the five-year period presented in the table above. While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our executive compensation program, we determined that Core FFO per Share is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the Pay-Versus-Performance table) used by us to link compensation actually paid to our named executive officers for 2025 to our performance. For more information regarding the performance criteria for annual cash incentive bonuses, see “Compensation Discussion and Analysis—Annual Cash Incentive Bonus Program.”
Compensation Actually Paid vs. Core FFO per Share
Company TSR and MSCI US REIT Index TSR

As demonstrated by the following graph, our cumulative TSR for the five-year period presented in the table above was +43.9%, while the cumulative TSR of the MSCI US REIT Index was +37.5% for the same period. For more information regarding our performance and executive compensation program see “Compensation Discussion and Analysis.”
Company TSR vs. Peer Group TSR

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COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
The following is a report by the Compensation Committee submitted in connection with its review of the Compensation Discussion and Analysis section of this proxy statement prepared in connection with the annual meeting.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC. Based on such review and discussion, the Compensation Committee recommended to the Board (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation Committee of the Board:
Jeffrey D. Furber (Chair)
Virgis W. Colbert
Michelle S. Dilley
Larry T. Guillemette
Hans S. Weger

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AUDIT COMMITTEE REPORT
AUDIT COMMITTEE REPORT
The following is a report by the Audit Committee submitted in connection with its review of our financial reports for the fiscal year ended December 31, 2025. Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement in future filings with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The Audit Committee oversees our financial reporting process on behalf of the Board, in accordance with the charter of the Audit Committee. Management is responsible for our financial statements and the financial reporting process, including implementing and maintaining effective internal control over financial reporting, and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP the audited financial statements for STAG Industrial, Inc. for the fiscal year ended December 31, 2025.
In addition, the Audit Committee has (i) discussed with the representatives of PricewaterhouseCoopers LLP the matters that are required to be discussed by the Statement on Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board, (ii) discussed and received the written disclosures and the letter from PricewaterhouseCoopers LLP that are required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and (iii) discussed with PricewaterhouseCoopers LLP the auditors’ independence from the Company and management.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC. Our Annual Report on Form 10-K was filed with the SEC on February 11, 2026.
The members of the Audit Committee have oversight responsibilities only and are not acting as experts in accounting and auditing. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with GAAP or that PricewaterhouseCoopers LLP is in fact “independent.”
Submitted by the Audit Committee of the Board:
Jit Kee Chin (Chair)
Larry T. Guillemette
Francis X. Jacoby III
Christopher P. Marr
Hans S. Weger

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL
The Audit Committee of the Board has selected the accounting firm of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026, and the Board is asking stockholders to ratify this appointment. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent auditor to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of PricewaterhouseCoopers LLP for ratification by stockholders as a matter of good corporate practice. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since our formation in July 2010 and is considered by our management to be well qualified.
A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will be given the opportunity to make a statement and will be available to respond to appropriate questions.
FEE DISCLOSURE
The following is a summary of the fees incurred or billed by PricewaterhouseCoopers LLP for professional services rendered for our Company for the years ended December 31, 2025 and December 31, 2024:
	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees	$1,435,380	$1,321,457
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	2,125	2,125
Total	$1,437,505	$1,323,582
Audit Fees
“Audit Fees” consist of fees and related expenses incurred for professional services rendered for the audit of the financial statements and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. For example, audit fees include fees for professional services rendered in connection with quarterly and annual reports, and the issuance of consents by PricewaterhouseCoopers LLP to be named, filed with the SEC and to the use of their audit report in, our registration statements filed with the SEC.
Tax Fees
“Tax Fees” consist of fees and related expenses incurred or billed for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.
Audit-Related Fees and All Other Fees
“Audit-Related Fees” and “All Other Fees” consist of fees and related expenses for products and services other than services described under “Audit Fees” and “Tax Fees.”
Pre-Approval Policy
All audit, tax, and other services provided to us were reviewed and pre-approved by the Audit Committee or a member of the Audit Committee designated by the full committee to pre-approve such services. The

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Committee or designated member concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
VOTE REQUIRED
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of our independent registered public accounting firm, which is considered a routine matter. For purposes of the vote on the ratification of the appointment of our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote.
RECOMMENDATION
The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

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PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
PROPOSAL
Section 14A(a)(1) of the Exchange Act generally requires each public company to include in its proxy statement a separate resolution subject to a non-binding stockholder vote to approve the compensation of our named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K promulgated by the SEC, not less frequently than once every three years. This is commonly known as a “say-on-pay” proposal or resolution.
At the 2024 annual meeting of stockholders held on April 29, 2024, our stockholders voted on, among other matters, a proposal regarding the frequency of holding a say-on-pay vote. A majority of the votes cast on the frequency proposal were cast in favor of holding a say-on-pay vote every year, which was consistent with the recommendation of the Board. The Board considered the voting results with respect to the frequency proposal and other factors, and the Board currently intends to hold a say-on-pay vote every year until the next required advisory vote on the frequency of say-on-pay votes at the annual meeting.
Accordingly, we are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our executive compensation program for our named executive officers by voting for or against the following resolution.
“—RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”
While this vote is advisory and not binding on us, it will provide information to us and the Compensation Committee regarding stockholder sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2026 and beyond.
VOTE REQUIRED
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve, by non-binding vote, executive compensation. For purposes of this advisory vote, abstentions, and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
RECOMMENDATION
The Board recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the record date, March 2, 2026, the beneficial ownership of shares of our common stock and common units in our Operating Partnership for (i) each stockholder that is known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock based upon filings made with the SEC, (ii) each director and named executive officer, and (iii) all directors and named executive officers as a group.
In accordance with SEC rules, each listed person’s beneficial ownership includes all shares the person actually owns beneficially or of record, all shares over which the person has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund), and all shares the person has the right to acquire within 60 days.
Unless otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person and none of the directors or named executive officers has pledged shares as collateral. Furthermore, unless otherwise indicated, the business address for each of the identified stockholders is our principal executive office, One Federal Street, 23rd Floor, Boston, Massachusetts 02110.
Name of Beneficial Owner	Number of Shares and Common Units Beneficially Owned(1)	Percent of All Shares(2)	Percent of All Shares and Common Units(3)
Holders of 5% or More
BlackRock, Inc.(4)	21,749,644	11.4%	11.1%
FMR LLC(5)	13,706,087	7.2%	7.0%
The Vanguard Group—23-1945930(6)	26,060,931	13.6%	13.4%
Directors and Executive Officers
William R. Crooker(7)	385,934	*	*
Michael C. Chase(7)	130,874	*	*
Matts S. Pinard(7)	94,810	*	*
Steven T. Kimball(7)	80,254	*	*
Jeffrey M. Sullivan(7)	322,193	*	*
Benjamin S. Butcher(8)	608,391	*	*
Virgis W. Colbert(8)	24,103	*	*
Jit Kee Chin(8)	33,731	*	*
Michelle S. Dilley(8)	44,508	*	*
Jeffrey D. Furber(8)	113,367	*	*
Francis X. Jacoby III(8)	92,313	*	*
Larry T. Guillemette(8)	99,521	*	*
Christopher P. Marr(8)(9)	79,547	*	*
Hans S. Weger(8)(10)	102,327	*	*
Vicki Lundy Wilbon(8)	11,680
All directors and named executive officers as a group (15 persons)	2,223,553	1.2%	1.1%

*
Represents ownership of less than 1.0%.

(1)
Ownership consists of shares of common stock, common units, and LTIP units. Subject to certain restrictions, common units may be redeemed for cash, or at our option, an equal number of shares of common stock. Upon achieving parity with the common units and becoming “redeemable” in accordance with the terms of the partnership agreement of our Operating Partnership, LTIP units may be redeemed for cash, or at our option, an equal number of shares of common stock, subject to certain restrictions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(2)
Based on 191,170,166 shares of common stock outstanding as of March 2, 2026. In computing the percentage ownership of a person or group, we have assumed that the common units and LTIP units held by that person or the persons in the group have been redeemed for shares of common stock and that those shares are outstanding but that no common units or LTIP units held by other persons are redeemed for shares of common stock, notwithstanding that not all of the LTIP units have vested to date.

(3)
Based on 195,177,784 shares of common stock and units outstanding as of March 2, 2026 on a fully-diluted basis, comprised of 191,170,166 shares of common stock and 4,007,618 shares of common stock issuable upon exchange or conversion of outstanding common units and LTIP units of our Operating Partnership.

(4)
This information and the information in this footnote were obtained from a Schedule 13G/A filed with the SEC on January 23, 2024. BlackRock, Inc., in its capacity as a parent holding company or control person, is deemed to have the sole power to vote or to direct the vote with respect to 20,431,102 shares of common stock and is deemed to have the sole power to dispose or direct the disposition with respect to 21,749,644 shares of common stock. The business address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(5)
This information and the information in this footnote were obtained from a Schedule 13G/A filed with the SEC on August 6, 2025. FMR LLC, in its capacity as a parent holding company or control person, together with Abigail P. Johnson, FIAM LLC, Fidelity Diversifying Solutions LLC, Fidelity Management & Research Company LLC, Fidelity Management Trust Company, and Strategic Advisers LLC, is deemed to have the sole power to vote or to direct the vote with respect to 13,631,287 shares of common stock and is deemed to have the sole power to dispose or direct the disposition with respect to 13,706,087 shares of common stock. The business address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)
The information and the information in this footnote were obtained from a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group—23-1945930 (“Vanguard Group”), in its capacity as an investment adviser, is deemed to have shared power to vote or to direct the vote with respect to 216,498 shares of common stock, is deemed to have sole power to dispose or to direct the disposition with respect to 25,653,093 shares of common stock, and is deemed to have shared power to dispose or to direct the disposition with respect to 407,838 shares of common stock. The business address for Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(7)
Includes 385,934, 115,127, 80,254, 93,859, and 322,193 LTIP units held by each of Messrs. Crooker, Chase, Kimball, Pinard, and Sullivan, respectively, and 6,325 common units held by Mr. Chase. Not all of the LTIP units have vested.

(8)
Includes 23,286, 31,044, 8,956, 590,623, 19,893, 58,945, 58,945, 58,945, 51,535, and 58,945 LTIP units held by each of Dr. Chin, Mses. Dilley and Wilbon, and Messrs. Butcher, Colbert, Furber, Guillemette, Jacoby, Marr, and Weger, respectively, and 9,320 common units held by Mr. Butcher. Not all of these LTIP units have vested.

(9)
Includes 20,152 shares of common stock held indirectly in a trust. Mr. Marr disclaims beneficial ownership of these shares of common stock.

(10)
Includes 32,206 shares of common stock held indirectly in a trust. Mr. Weger disclaims beneficial ownership of these shares of common stock.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   77

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
REVIEW AND APPROVAL OF FUTURE TRANSACTIONS WITH RELATED PARTIES
The Board has adopted a policy for the review and approval of related party transactions requiring disclosure under Rule 404(a) of Regulation S-K promulgated by the SEC. The policy provides that the Nominating and Corporate Governance Committee is responsible for reviewing and approving or disapproving all related-party transactions, including any transaction, arrangement or relationship in which (i) the amount involved may be expected to exceed $120,000 in any fiscal year, (ii) we will be a participant, and (iii) a “related person” has a direct or indirect material interest. A “related person” will be defined as an executive officer, director, or nominee for election as director, or a greater than 5% beneficial owner of our common stock, or an immediate family member of the foregoing.
OTHER MATTERS
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act (“Section 16(a)”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“10% Holders”), to file reports of ownership and changes in ownership with the SEC. Officers, directors, and 10% Holders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on review such reports, or written representations from reporting persons that all reportable transactions were reported, we believe that during the year ended December 31, 2025, the executive officers, directors, and 10% Holders timely filed all reports they were required to file under Section 16(a).
STOCKHOLDER PROPOSALS
Stockholder proposals intended to be presented at the 2027 annual meeting of stockholders must be received by our Secretary no later than November 18, 2026 in order to be considered for inclusion in our proxy statement relating to the 2027 annual meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”).
Our Bylaws provide that in order for a proposal of a stockholder to be presented at the 2027 annual meeting of stockholders, other than a stockholder proposal included in our proxy statement pursuant to Rule 14a-8, it must be received at our principal executive offices no earlier than the close of business on December 28, 2026, and on or before January 27, 2027. If the 2027 annual meeting is scheduled to take place before March 28, 2027, or after June 26, 2027, then notice must be delivered no earlier than the close of business on the 120th day prior to the 2027 annual meeting and not later than the close of business on the later of the 90th day prior to the 2027 annual meeting or the 10th day following the day on which public announcement of the date of the 2027 annual meeting is first made public.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies for the 2027 annual meeting in support of director nominees (other than our nominees) must provide notice that sets forth the information required by Rule 14a-19 of the rules promulgated under the Exchange Act.
Any proposals should be mailed to: STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Jeffrey M. Sullivan, Executive Vice President, General Counsel, and Secretary. A copy of our Bylaws may be obtained by written request to the same address.

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OTHER MATTERS
ADDITIONAL MATTERS
The Board does not know of any matters other than those described in this proxy statement that will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.
By order of the Board:
JEFFREY M. SULLIVAN
Executive Vice President, General Counsel, and Secretary
Boston, Massachusetts
March 18, 2026

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   79

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why did I receive these proxy materials?
The Board is soliciting proxies to be voted at the 2026 annual meeting of stockholders. You received these materials because you were a stockholder as of March 2, 2026, the record date fixed by the Board, and are therefore entitled to receive notice of the annual meeting and to vote on matters presented at the annual meeting, which will be held virtually on April 27, 2026.
Pursuant to rules promulgated by the SEC, we are providing access to our proxy materials over the internet. On or about March 18, 2026, we are mailing to our stockholders of record as of March 2, 2026, either (i) a copy of this proxy statement, the accompanying proxy card, our annual report, and the notice of internet availability of proxy materials (the “Notice”), or (ii) the Notice only. The Notice and this proxy statement summarize the information you need to know in order to vote by proxy or at the virtual annual meeting.
When was the Notice mailed?
The Notice was mailed to stockholders beginning on or about March 18, 2026.
When and where is the annual meeting being held?
The annual meeting will be held on Monday, April 27, 2026, at 1:00 p.m., Eastern Time, in a virtual-only meeting format. You will be able to attend the annual meeting by visiting www.virtualshareholdermeeting.com/STAG2026. Note that the decision to proceed with a virtual-only meeting again this year will not mean we will utilize a virtual-only format or any means of remote communication for future annual meetings.
Who can attend the annual meeting?
You are entitled to attend the annual meeting if you were a common stockholder of record (i.e., stockholders holding shares of common stock directly in their name with our transfer agent) as of the close of business on March 2, 2026, the record date for the annual meeting, or hold a duly authorized proxy for the meeting provided by your broker, bank, or other nominee. You do not need to attend the annual meeting in order to vote.
How do I attend the annual meeting?
You will be able to attend the annual meeting online through live audio webcast at www.virtualshareholdermeeting.com/STAG2026. Online registration will begin 30 minutes before the meeting. To attend and vote at the annual meeting, you must login with your 16-digit control number included on your proxy card, voting instruction form or the Notice you previously received.
May stockholders ask questions at the annual meeting?
Yes. Stockholders will be able to submit live questions during the virtual annual meeting online at www.virtualshareholdermeeting.com/STAG2026. All live questions will be subject to time restrictions, but we will do our best to accommodate as many as possible.
What if I have trouble accessing the annual meeting virtually?
The virtual meeting platform is fully supported across browsers (Chrome, Edge, Firefox, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the annual meeting. We encourage you to access the virtual meeting platform

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
prior to the start time. Please allow ample time for online check-in, which will begin at 12:30 p.m. Eastern Time. If you encounter any difficulties accessing the virtual meeting platform during the check-in time or during the annual meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/STAG2026.
Who is entitled to vote at the annual meeting?
All holders of common stock as of the close of business on the record date, March 2, 2026, are entitled to vote at the annual meeting.
What is the quorum for the meeting?
A quorum at the annual meeting will consist of a majority of the votes entitled to be cast by the holders of outstanding shares of common stock. No business may be conducted at the meeting if a quorum is not present. As of the record date, 191,170,166 shares of common stock were issued and outstanding. If less than a majority of outstanding shares entitled to vote are represented at the annual meeting, the chair of the meeting may adjourn the annual meeting to another date, time, or place, not later than 120 days after the original record date of March 2, 2026. Notice need not be given of the new date, time, or place if announced at the meeting before an adjournment is taken.
How many votes do I have?
You are entitled to one vote for each share of common stock you held as of the record date. Our stockholders do not have the right to cumulate their votes for directors.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, LLC, you are the “stockholder of record” of those shares.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares. The Notice and proxy statement and any accompanying documents have been forwarded to you by your broker, bank, or other nominee. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the instructions provided by the institution holding your shares for voting on the internet or by telephone or mail.
How do I vote?
If you are the stockholder of record:
On the internet:
You may submit your proxy over the internet by following the instructions in the Notice, proxy card, or voting instruction card that you received.
By telephone:
You may submit your proxy by telephone by following the instructions in the Notice, proxy card, or voting instruction card that you received.
By mail:
If you received a paper copy of a proxy card or voting instruction card by mail, you may submit your proxy by completing, signing, and dating your proxy card or voting instruction card and mailing it in the accompanying self-addressed stamped envelope. No postage is necessary if mailed in the United States.
At the virtual annual meeting:
You may vote during the virtual annual meeting by following the instructions available on the meeting website during the meeting.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   81

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
If you are the beneficial owner of shares held by a broker, bank, or other nominee, you may instruct your broker, bank, or other nominee to vote your shares by following the instructions that the institution holding the shares provides to you. If you are the beneficial owner and want to vote during the meeting, you must obtain a duly authorized proxy executed in your favor, from the institution holding the shares in order to vote your shares at the virtual annual meeting.
Properly completed and submitted proxy cards and voting instruction cards, as well as proxies properly completed and submitted on the internet or by telephone prior to the annual meeting, will be voted at the annual meeting in accordance with the instructions provided as long as they are received in time for voting and not revoked.
Whether or not you plan to attend the annual meeting, we recommend that you authorize a proxy in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting. Authorizing your proxy over the internet, or by telephone or mail, will not limit your right to attend the annual meeting and vote your shares.
Can I change my vote after I have voted?
Yes. If you are the stockholder of record, you may revoke a proxy at any time prior to its exercise by filing with our Secretary a duly executed revocation of proxy, by properly submitting, either on the internet or by telephone or mail, a proxy bearing a later date or by attending the virtual annual meeting and voting. Attendance at the annual meeting will not by itself constitute revocation of a proxy.
If you are the beneficial owner of shares held by a broker, bank, or other nominee, please follow the instructions provided by the institution holding the shares regarding how to revoke your voting instructions.
What am I voting on?
You will be voting on:
Proposal 1:   The election of 11 directors to hold office until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.
Proposal 2:   The ratification of the appointment of PricewaterhouseCoopers LLP to act as our independent registered public accounting firm for year ending December 31, 2026.
Proposal 3:   The approval, by non-binding vote, of our executive compensation.
In addition, you will be voting on such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.
What vote is required to approve the proposals assuming that a quorum is present at the annual meeting?
Proposal 1:   The election of the director nominees must be approved by a majority of the votes cast.
Proposal 2:   The ratification of the appointment of the independent registered public accounting firm requires a majority of the votes cast.
Proposal 3:   The advisory vote approving executive compensation requires an affirmative vote of a majority of the votes cast.
What is a broker non-vote?
If you are the beneficial owner of shares held by a broker, bank, or other nominee, you must instruct the broker, bank, or other nominee how to vote your shares. A “broker non-vote” occurs when a bank, broker, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because that

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If your shares are held by a broker, bank, or other nominee, your broker, bank, or other nominee has discretionary voting authority under NYSE rules to vote your shares on the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm even if the institution does not receive voting instructions from you. However, your broker, bank, or other nominee does not have discretionary authority to vote on the election of directors or the advisory vote approving our executive compensation, in which case a broker non-vote will occur and your shares will not be voted on these matters.
How are abstentions and broker non-votes treated?
Pursuant to Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.
For purposes of the election of directors and the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
For purposes of the vote on Proposal 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote.
Will there be any other items of business on the agenda?
The Board does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the Board. If any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their discretion.
What happens if I submit my proxy without providing voting instructions on all proposals?
Proxies properly submitted via the internet, mail, or telephone will be voted at the annual meeting in accordance with your directions. If the properly-submitted proxy does not provide voting instructions on a proposal, the proxy will be voted as follows:
•
if you are a stockholder of record, to elect (FOR) each of the director nominees listed in “Proposal 1: Election of Directors;” if you are a beneficial owner of shares held by a broker, bank, or other nominee, a broker non-vote will occur;

•
if you are a stockholder of record or a beneficial owner of shares held by a broker, bank, or other nominee, in favor of (FOR) “Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm;” and

•
if you are a stockholder of record, in favor of (FOR) “Proposal 3: Advisory (Non-Binding) Vote on Executive Compensation;” if you are a beneficial owner of shares held by a broker, bank, or other nominee, a broker non-vote will occur.

Where can I find the voting results after the annual meeting?
We will announce the preliminary voting results at the annual meeting and will report the final voting results in a Current Report on Form 8-K (or Quarterly Report on Form 10-Q) filed with the SEC within four business days after the annual meeting.
Will anyone contact me regarding this vote?
No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors at any time if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail, or personal interviews.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   83

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Who has paid for this proxy solicitation?
We have paid the entire expense of preparing, printing, and mailing the Notice and, to the extent requested by our stockholders, the proxy materials and any additional materials furnished to stockholders. Proxies may be solicited by our directors, officers, or employees personally or by telephone without additional compensation for such activities. We also will request persons, firms, and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send appropriate solicitation materials to such beneficial owners. We will reimburse such holders for their reasonable expenses.
How many copies should I receive if I share an address with another stockholder?
The SEC has adopted rules that permit companies and intermediaries, such as a broker, bank, or other nominee, to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, unless the affected stockholder has provided us with contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.
We and brokers, banks, or other nominees may be householding our proxy materials. A single Notice and, if applicable, a single set of our proxy materials, including this proxy statement, the accompanying proxy card, our annual report, and the Notice, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank, or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061 or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, a single set of our proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, our proxy materials, you may send a written request to STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Jeffrey M. Sullivan, Executive Vice President, General Counsel, and Secretary. In addition, if you are receiving multiple copies of the Notice and, if applicable, our proxy materials, you can request householding by contacting our Secretary in the same manner.
What does it mean if I receive more than one Notice?
It means that you have multiple accounts at the transfer agent or with brokers, banks, or other nominees. Please submit all of your proxies over the internet, following the instructions provided in the Notice, by mail, or by telephone to ensure that all of your shares are voted.
Can I find additional information on the Company’s website?
Yes. Our website is www.stagindustrial.com. You can view additional information on the website, such as our corporate responsibility and sustainability policies, including our Sustainability Report, Corporate Sustainability and Resilience Policy, Corporate Governance Guidelines, Code of Business Conduct and Ethics, Stock Ownership Guidelines, charters of the Board committees, and reports that we file with the SEC. However, the information located on, or accessible from, our website is not, and should not be deemed to be, part of this proxy statement or incorporated into any other filing that we submit to the SEC. A copy of our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Stock Ownership Guidelines, and the charters of the Board committees may be obtained free of charge by writing to STAG Industrial, Inc., One Federal Street, 23rd Floor, Boston, Massachusetts 02110, Attention: Jeffrey M. Sullivan, Executive Vice President, General Counsel, and Secretary.

84    STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT

APPENDIX A: DEFINITIONS AND NON-GAAP FINANCIAL MEASURES
APPENDIX A: DEFINITIONS AND NON-GAAP FINANCIAL MEASURES
CERTAIN DEFINITIONS
In this proxy statement, we define:
•
“net debt” as our total long-term indebtedness outstanding less cash and cash equivalents on hand and proceeds from pending reverse Section 1031 like-kind exchanges that are included in restricted cash;

•
“long-term indebtedness” as the principal outstanding on our unsecured credit facility, unsecured term loans, unsecured notes, and mortgage notes;

•
“real estate cost basis” as the book value of rental property and deferred leasing intangibles, exclusive of the related accumulated depreciation and amortization; and

•
“enterprise value” as the market value of our common stock and Operating Partnership units (including LTIP units) outstanding (based on the period-end closing price on the New York Stock Exchange (“NYSE”)) plus the liquidation value of our preferred stock and amounts outstanding on our long-term indebtedness.

FFO AND CORE FFO
Funds from operations (“FFO”) should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles (“GAAP”)) as an indication of our performance, and we believe that to understand our performance further, FFO should be compared with our reported net income (loss) in accordance with GAAP, as presented in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). FFO represents GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating buildings, impairment write-downs of depreciable real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs and fair market value of debt adjustment), and after adjustments for unconsolidated partnerships and joint ventures.
Management uses FFO as a supplemental performance measure because it is a widely recognized measure of the performance of a real estate investment trust (“REIT”). FFO may be used by investors as a basis to compare our operating performance with that of other REITs.
However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our buildings that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our buildings, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. In addition, other REITs may not calculate FFO in accordance with the Nareit definition, and, accordingly, our FFO may not be comparable to that of other REITs’. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.
“Core FFO” excludes debt extinguishment and modification expenses and other expenses, gain (loss) on involuntary conversion, gain (loss) on swap ineffectiveness, and non-recurring other expenses. We believe that Core FFO, which excludes items that by their nature are not comparable from period to period and tend to obscure actual operating results, is useful to compare our operating performance over a given time period to that of other companies and other time periods in a consistent manner.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   A-1

APPENDIX A: DEFINITIONS AND NON-GAAP FINANCIAL MEASURES
The following table sets forth a reconciliation of our FFO attributable to common stockholders and unit holders for the periods presented to net income, the nearest GAAP equivalent.
	Year ended December 31,
Reconciliation of Net Income to FFO (in thousands)	2025	2024
Net income	$279,270	$193,266
Rental property depreciation and amortization	301,449	292,781
Loss on impairment	888	4,967
Gain on the sales of rental property, net	(93,750)	(32,273)
FFO	$487,857	$458,741
Amount allocated to restricted shares of common stock and unvested units	(529)	(533)
FFO attributable to common stockholders and unit holders	$487,328	$458,208
NOI AND CASH NOI
We consider net operating income (“NOI”) to be an appropriate supplemental performance measure to net income (loss) because we believe it helps investors and management understand the core operations of our buildings. NOI is defined as rental income, which includes billings for common area maintenance, real estate taxes and insurance, less property expenses. NOI should not be viewed as an alternative measure of our financial performance since it excludes expenses which could materially impact our results of operations. Further, our NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.
The following table sets forth a reconciliation of our NOI for the periods presented to net income, the nearest GAAP equivalent.
	Year ended December 31,
Reconciliation of Net Income to NOI (in thousands)	2025	2024
Net income	$279,270	$193,266
General and administrative	51,933	49,202
Depreciation and amortization	301,797	293,077
Interest and other income	(385)	(44)
Interest expense	132,160	113,169
Loss on impairment	888	4,967
Gain on involuntary conversion	(1,855)	(11,843)
Debt extinguishment and modification expenses	1,503	703
Other expenses	1,798	2,332
Gain on the sales of rental property, net	(93,750)	(32,273)
NOI	$673,359	$612,556
We define “Cash NOI” as NOI less straight-line rent adjustments and less intangible amortization of above and below market leases, net. Comparing Cash NOI on a “same store” basis (i.e., looking at the exact same set of stabilized properties over the periods being compared) allows for an apples-to-apples comparison. We also exclude lease termination fees, solar income and revenue associated with one-time tenant reimbursements of capital expenditures when calculating Cash NOI on a “same store” basis.

A-2    STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT

APPENDIX A: DEFINITIONS AND NON-GAAP FINANCIAL MEASURES
EBITDARE, ADJUSTED EBITDARE, AND RUN RATE ADJUSTED EBITDARE
We define “EBITDAre” in accordance with the standards established by Nareit. EBITDAre represents net income (loss) (computed in accordance with GAAP) before interest income and expense, tax, depreciation and amortization, gains, or losses on the sale of rental property, and loss on impairments. “Adjusted EBITDAre” further excludes straight-line rent adjustments, non-cash compensation expense, amortization of above and below market leases, net, gain (loss) on involuntary conversion, debt extinguishment and modification expenses, and other non-recurring items. “Run Rate Adjusted EBITDAre” is Adjusted EBITDAre plus incremental Adjusted EBITDAre adjusted for a full period of acquisitions and dispositions. Run Rate Adjusted EBITDAre does not reflect our historical results and does not predict future results, which may be substantially different. We believe that EBITDAre, Adjusted EBITDAre and Run Rate Adjusted EBITDAre are helpful to investors as supplemental measures of the operating performance of a real estate company because they are direct measures of the actual operating results of our properties. We also use these measures in ratios to compare our performance to that of our industry peers, such as Net Debt to Run Rate Adjusted EBITDAre, which we view as an important measurement of the strength of our balance sheet, the strength or riskiness of our earnings, and our ability to withstand negative economic trends such as a decrease in our stock price.

   STAG INDUSTRIAL, INC. | 2026 PROXY STATEMENT   A-3

STAG INDUSTRIAL

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STAG INDUSTRIAL, INC.

1. Election of Directors

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐
3. The approval, by non-binding vote, of executive compensation.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYFor Against AbstainSTAG INDUSTRIAL, INC.1. Election of DirectorsNominees:The Board of Directors recommends you vote FOR theelection of each of the director nominees named below:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.2. T h e r a t i f i c a t i o n o f t h e a p p o i n t m e n t o fPricewaterhouseCoopers LLP as the independentregistered public accounting firm for the year endingDecember 31, 2026.NOTE: Such other business as may properly come before themeeting or any adjournment thereof.3. The approval, by non-binding vote, of executivecompensation.The Board of Directors recommends you vote FORproposals 2 and 3.1a. Benjamin S. Butcher1b. Jit Kee Chin1c. Virgis W. Colbert1d. William R. Crooker1e. Michelle S. Dilley1f. Jeffrey D. Furber1g. Larry T. Guillemette1h. Francis X. Jacoby III1i. Christopher P. Marr1j. Hans S. Weger1k. Vicki Lundy WilbonVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on April 26, 2026. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/STAG2026You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on April 26, 2026. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.STAG INDUSTRIAL, INC.ONE FEDERAL STREET, 23RD FLOORBOSTON, MA 02110V84871-P45785For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !SCAN TOVIEW MATERIALS & VOTE w

V84872-P45785STAG INDUSTRIAL, INC.Annual Meeting of StockholdersApril 27, 2026 1:00 PMThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Matts S. Pinard and Jeffrey M. Sullivan, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of STAG INDUSTRIAL, INC. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/STAG2026 at 1:00 PM Eastern Time on April 27, 2026, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AND IN THE DISCRETION OFTHE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.Continued and to be signed on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.